UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Florida Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

September 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 18, 2008

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2008.

Investment Objectives and Policies

The nine Portfolios of this open-end fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from Federal taxation and state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The Pennsylvania Portfolio and the Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

Investment Results

The tables on pages 6-14 show performance for each Portfolio compared with the benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended September 30, 2008. For the 12-month period ended September 30, 2008, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, the LB Municipal Index, which represents the U.S. municipal market and returned -1.87%, except for the Massachusetts Portfolio and the Minnesota Portfolio, which outperformed. (All of the Portfolios and the benchmark posted negative returns.) For the six-month period ended September 30, 2008, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, which returned -2.60%, except for the Massachusetts Portfolio, the Minnesota Portfolio and the New Jersey Portfolio, which outperformed.

Though the Portfolios’ Municipal Bond Investment Team (the “Team”) primarily bought higher credit quality bonds, the Portfolios’ weights in lower-credit quality bonds, across various sectors, compared with the benchmark’s detracted from relative performance as credit spreads widened. The Team focused new purchases on high credit quality bonds and generally avoided the longest maturity bonds. This was beneficial to the Portfolios’ performance during the six- and 12-month periods because higher-credit quality bonds outperformed lower-credit quality bonds and shorter-maturity bonds outperformed longer-maturity bonds. Overall, the Portfolios benefited from relatively less interest-rate exposure compared with the benchmark. A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the annual reporting period ended September 30, 2008 follows.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

Arizona Portfolio – The Arizona Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the special tax, leasing and housing sectors. The Portfolio’s relative underweight in the general obligation sector also detracted from the Portfolio’s performance. The Portfolio’s relative underweight in the industrial revenue bond sector was beneficial to performance.

Florida Portfolio – The Florida Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the general obligation, special tax and hospital sectors. The Portfolio’s relative underweight in the industrial revenue bond sector was beneficial to performance.

Massachusetts Portfolio – The Massachusetts Portfolio’s relative outperformance compared with the benchmark was largely the result of its low level of interest-rate exposure and partially the result of the Portfolio’s relative underweight in the industrial revenue bond sector and security selection within the housing sector. The Portfolio’s relative underweight in the general obligation sector, in addition to security selection in the transportation, special tax and education sectors, detracted from performance.

Michigan Portfolio – The Michigan Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the pre-refunded, housing, hospital and education sectors. The Portfolio’s relative overweight in the housing sector and underweight in the general obligation sector also detracted from performance.

Minnesota Portfolio – The Minnesota Portfolio’s relative outperformance compared with the benchmark was partially the result of the Portfolio’s relative underweight in the industrial revenue bond sector. Security selection in the housing, education, power and hospital sectors detracted from performance.

New Jersey Portfolio – The New Jersey Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the education, transportation and special tax sectors. The Portfolio’s relative underweight in the general obligation sector also detracted from performance. Security selection in the industrial revenue bond sector was beneficial to performance.

Ohio Portfolio – The Ohio Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the housing, special tax and education sectors. The Portfolio’s relative underweight in the general obligation sector also detracted from performance.

Pennsylvania Portfolio – The Pennsylvania Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the water, transportation, education and hospital sectors. The Portfolio’s relative underweight in the general obligation sector also detracted from performance.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio – The Virginia Portfolio’s underperformance compared with the benchmark was partially the result of security selection in the housing, transportation, water and leasing sectors. The Portfolio’s relative underweight in the general obligation sector and overweight in the housing sector also detracted from performance.

Market Review and Investment Strategy

The crisis in the financial markets continued to intensify toward the end of the annual reporting period ended September 30, 2008, and created severe dislocations in the municipal market. As investors grew increasingly more risk averse, demand for lower-rated and longer-maturity bonds diminished. As a result, municipal credit spreads—the extra yield investors demand to move down in credit quality—widened sharply, and the slope of the municipal yield curve steepened dramatically over both the six- and 12-month periods. The Team’s strategies over the last year of primarily buying high credit quality bonds and avoiding the longest maturity bonds benefited performance because credit spreads widened sharply and the slope of the yield curve steepened dramatically.

Concerns about deteriorating municipal credit quality and a weakening economy contributed to investors’ sense of unease, but it was the news that the Reserve Primary Fund, a large “prime” money market fund, had “broken the buck” that ignited a wave of fear in all the financial markets. In the ensuing panic, investors apparently feared that similar funds would have similar problems and redeemed significant amounts of their investments in such funds. Yields of municipal cash-equivalent securities spiked from around 2.5% to around 9% as buyers flocked to the safety of Treasury bills. As a result, three-month T-bill yields dropped to a rate of virtually zero. In light of this turmoil, municipal bond portfolios generally had low to negative returns in this environment.

As the Portfolios’ fiscal year drew to a close, regulators and policymakers across the globe were working feverishly to address the financial crisis. At the same time, economic growth was beginning to slow dramatically. Historically, tax revenues have been very economically sensitive. And, there were signs that tax revenue growth was slowing quickly across the country. Fortunately, most state and local officials had successfully built up reserves to address the looming budget shortfalls. On average, state budget reserves were at 7.5% of general fund spending to start the fiscal year (July 1 for most states). States also cut spending on average this fiscal year. The average projected increase in states’ budgeted expenses was only 1%—the second lowest in 25 years. So far, municipal issuers are prudently readying themselves for difficult times ahead, which should help them weather a significant downturn.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of September 30, 2008, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds	Pre-Refunded Insured Bonds
Arizona	47%	9%
Florida	49%	0%
Massachusetts	47%	8%
Michigan	41%	15%
Minnesota	44%	8%
New Jersey	53%	9%
Ohio	50%	19%
Pennsylvania	66%	22%
Virginia	32%	0%

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The Portfolios are well diversified by bond insurer, minimizing the exposure to any single insurer. In addition, the Team believes that the generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to state and local taxes and/or the alternative minimum tax. A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. Additionally, the Pennsylvania and Virginia Portfolios can invest in a relatively small number of issuers, and are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Arizona Portfolio
Class A	-2.62%	-2.08%

Class B	-2.97%	-2.76%

Class C	-2.97%	-2.76%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on the previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

FLORIDA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Florida Portfolio
Class A	-3.90%	-4.16%

Class B	-4.23%	-4.82%

Class C	-4.23%	-4.82%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Florida Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	-1.82%	-0.22%

Class B	-2.16%	-0.91%

Class C	-2.16%	-0.91%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Michigan Portfolio
Class A	-2.97%	-1.97%

Class B	-3.32%	-2.65%

Class C	-3.32%	-2.74%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	-2.49%	-1.53%

Class B	-2.83%	-2.21%

Class C	-2.83%	-2.21%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	-2.20%	-2.46%

Class B	-2.54%	-3.14%

Class C	-2.54%	-3.14%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Ohio Portfolio
Class A	-2.61%	-2.33%

Class B	-2.96%	-3.02%

Class C	-3.06%	-3.11%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	-3.04%	-2.80%

Class B	-3.38%	-3.48%

Class C	-3.38%	-3.48%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
Virginia Portfolio
Class A	-2.98%	-2.33%

Class B	-3.33%	-3.02%

Class C	-3.33%	-3.11%

LB Municipal Index	-2.60%	-1.87%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/98 TO 9/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/98 to 9/30/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.86%	6.22%
1 Year	-2.08%	-6.28%
5 Years	3.35%	2.45%
10 Years	4.04%	3.59%

Class B Shares			3.31%	5.33%
1 Year	-2.76%	-5.59%
5 Years	2.64%	2.64%
10 Years(a)	3.61%	3.61%

Class C Shares			3.32%	5.35%
1 Year	-2.76%	-3.70%
5 Years	2.64%	2.64%
10 Years	3.32%	3.32%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-6.28%
5 Years				2.45%
10 Years				3.59%

Class B Shares
1 Year				-5.59%
5 Years				2.64%
10 Years(a)				3.61%

Class C Shares
1 Year				-3.70%
5 Years				2.64%
10 Years				3.32%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.67% and 1.66% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

FLORIDA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			4.60%	7.08%
1 Year	-4.16%	-8.23%
5 Years	2.82%	1.93%
10 Years	3.79%	3.34%

Class B Shares			4.06%	6.25%
1 Year	-4.82%	-7.57%
5 Years	2.11%	2.11%
10 Years(a)	3.36%	3.36%

Class C Shares			4.07%	6.26%
1 Year	-4.82%	-5.74%
5 Years	2.11%	2.11%
10 Years	3.07%	3.07%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-8.23%
5 Years				1.93%
10 Years				3.34%

Class B Shares
1 Year				-7.57%
5 Years				2.11%
10 Years(a)				3.36%

Class C Shares
1 Year				-5.74%
5 Years				2.11%
10 Years				3.07%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.68% and 1.67% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.66%	5.95%
1 Year	-0.22%	-4.46%
5 Years	3.52%	2.62%
10 Years	3.87%	3.41%

Class B Shares			3.11%	5.05%
1 Year	-0.91%	-3.79%
5 Years	2.80%	2.80%
10 Years(a)	3.45%	3.45%

Class C Shares			3.11%	5.05%
1 Year	-0.91%	-1.87%
5 Years	2.80%	2.80%
10 Years	3.16%	3.16%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-4.46%
5 Years				2.62%
10 Years				3.41%

Class B Shares
1 Year				-3.79%
5 Years				2.80%
10 Years(a)				3.45%

Class C Shares
1 Year				-1.87%
5 Years				2.80%
10 Years				3.16%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.77% and 1.76% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.40%	5.47%
1 Year	-1.97%	-6.16%
5 Years	3.15%	2.27%
10 Years	4.25%	3.80%

Class B Shares			2.84%	4.57%
1 Year	-2.65%	-5.47%
5 Years	2.45%	2.45%
10 Years(a)	3.81%	3.81%

Class C Shares			2.84%	4.57%
1 Year	-2.74%	-3.68%
5 Years	2.44%	2.44%
10 Years	3.53%	3.53%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-6.16%
5 Years				2.27%
10 Years				3.80%

Class B Shares
1 Year				-5.47%
5 Years				2.45%
10 Years(a)				3.81%

Class C Shares
1 Year				-3.68%
5 Years				2.44%
10 Years				3.53%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.10%, 1.81% and 1.81% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.01%, 1.71% and 1.71% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.65%	6.09%
1 Year	-1.53%	-5.75%
5 Years	2.87%	1.98%
10 Years	3.95%	3.51%

Class B Shares			3.09%	5.16%
1 Year	-2.21%	-5.05%
5 Years	2.15%	2.15%
10 Years(a)	3.52%	3.52%

Class C Shares			3.09%	5.16%
1 Year	-2.21%	-3.16%
5 Years	2.15%	2.15%
10 Years	3.24%	3.24%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-5.75%
5 Years				1.98%
10 Years				3.51%

Class B Shares
1 Year				-5.05%
5 Years				2.15%
10 Years(a)				3.52%

Class C Shares
1 Year				-3.16%
5 Years				2.15%
10 Years				3.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.16%, 1.87% and 1.86% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			4.10%	6.93%
1 Year	-2.46%	-6.58%
5 Years	2.94%	2.06%
10 Years	3.37%	2.93%

Class B Shares			3.56%	6.02%
1 Year	-3.14%	-5.95%
5 Years	2.22%	2.22%
10 Years(a)	2.93%	2.93%

Class C Shares			3.56%	6.02%
1 Year	-3.14%	-4.08%
5 Years	2.20%	2.20%
10 Years	2.64%	2.64%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-6.58%
5 Years				2.06%
10 Years				2.93%

Class B Shares
1 Year				-5.95%
5 Years				2.22%
10 Years(a)				2.93%

Class C Shares
1 Year				-4.08%
5 Years				2.20%
10 Years				2.64%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios, including interest expense, as 1.10%, 1.81% and 1.80% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, excluding interest expense, to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.57%	5.86%
1 Year	-2.33%	-6.51%
5 Years	2.92%	2.03%
10 Years	3.71%	3.26%

Class B Shares			3.00%	4.92%
1 Year	-3.02%	-5.83%
5 Years	2.21%	2.21%
10 Years(a)	3.27%	3.27%

Class C Shares			3.00%	4.92%
1 Year	-3.11%	-4.05%
5 Years	2.19%	2.19%
10 Years	2.98%	2.98%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-6.51%
5 Years				2.03%
10 Years				3.26%

Class B Shares
1 Year				-5.83%
5 Years				2.21%
10 Years(a)				3.27%

Class C Shares
1 Year				-4.05%
5 Years				2.19%
10 Years				2.98%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.72% and 1.71% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.75%	5.95%
1 Year	-2.80%	-6.90%
5 Years	2.79%	1.91%
10 Years	3.79%	3.35%

Class B Shares			3.18%	5.05%
1 Year	-3.48%	-6.28%
5 Years	2.07%	2.07%
10 Years(a)	3.36%	3.36%

Class C Shares			3.19%	5.06%
1 Year	-3.48%	-4.41%
5 Years	2.08%	2.08%
10 Years	3.07%	3.07%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-6.90%
5 Years				1.91%
10 Years				3.35%

Class B Shares
1 Year				-6.28%
5 Years				2.07%
10 Years(a)				3.36%

Class C Shares
1 Year				-4.41%
5 Years				2.08%
10 Years				3.07%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.74% and 1.74% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.95%, 1.65% and 1.65% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2008
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			4.10%	6.69%
1 Year	-2.33%	-6.44%
5 Years	2.99%	2.09%
10 Years	3.90%	3.45%

Class B Shares			3.56%	5.81%
1 Year	-3.02%	-5.83%
5 Years	2.27%	2.27%
10 Years(a)	3.48%	3.48%

Class C Shares			3.57%	5.83%
1 Year	-3.11%	-4.04%
5 Years	2.27%	2.27%
10 Years	3.18%	3.18%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
				SEC Returns

Class A Shares
1 Year				-6.44%
5 Years				2.09%
10 Years				3.45%

Class B Shares
1 Year				-5.83%
5 Years				2.27%
10 Years(a)				3.48%

Class C Shares
1 Year				-4.04%
5 Years				2.27%
10 Years				3.18%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.69% and 1.69% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.72%, 1.42% and 1.42% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2008.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$973.77	$3.85	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$970.33	$7.29	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%
Class C
Actual	$1,000	$970.32	$7.29	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(continued from previous page)

Florida Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$960.97	$3.82	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$957.67	$7.19	1.47%
Hypothetical**	$1,000	$1,017.65	$7.41	1.47%
Class C
Actual	$1,000	$957.68	$7.24	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%

Massachusetts Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$981.81	$4.06	0.82%
Hypothetical**	$1,000	$1,020.90	$4.14	0.82%
Class B
Actual	$1,000	$978.38	$7.52	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%
Class C
Actual	$1,000	$978.38	$7.52	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%

Michigan Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$970.28	$4.97	1.01%
Hypothetical**	$1,000	$1,019.95	$5.10	1.01%
Class B
Actual	$1,000	$966.84	$8.41	1.71%
Hypothetical**	$1,000	$1,016.45	$8.62	1.71%
Class C
Actual	$1,000	$966.84	$8.41	1.71%
Hypothetical**	$1,000	$1,016.45	$8.62	1.71%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

FUND EXPENSES

(continued from previous page)

Minnesota Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$975.07	$4.44	0.90%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%
Class B
Actual	$1,000	$971.68	$7.89	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000	$971.68	$7.89	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%

New Jersey Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$978.01	$4.30	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%
Class B
Actual	$1,000	$974.60	$7.75	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%
Class C
Actual	$1,000	$974.60	$7.75	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%

Ohio Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$973.85	$4.19	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000	$970.40	$7.64	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%
Class C
Actual	$1,000	$969.45	$7.63	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(continued from previous page)

Pennsylvania Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$969.62	$4.68	0.95%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%
Class B
Actual	$1,000	$966.22	$8.11	1.65%
Hypothetical**	$1,000	$1,016.75	$8.32	1.65%
Class C
Actual	$1,000	$966.22	$8.11	1.65%
Hypothetical**	$1,000	$1,016.75	$8.32	1.65%

Virginia Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$970.21	$3.55	0.72%
Hypothetical**	$1,000	$1,021.40	$3.64	0.72%
Class B
Actual	$1,000	$966.75	$6.98	1.42%
Hypothetical**	$1,000	$1,017.90	$7.16	1.42%
Class C
Actual	$1,000	$966.72	$6.98	1.42%
Hypothetical**	$1,000	$1,017.90	$7.16	1.42%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Fund Expenses

BOND RATING SUMMARY*

September 30, 2008

*	All data are as of September 30, 2008. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2008

*	All data are as of September 30, 2008. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2008

*	All data are as of September 30, 2008. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 94.2%
Arizona – 76.5%
Arizona Cap Fac Fin Corp Student Hsg Rev (Arizona St Univ Proj) Series 00 6.25%, 9/01/32	$2,000	$1,868,540
Arizona COP FSA Series A 5.00%, 9/01/24	6,000	5,623,560
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	883,340
Arizona HFA SFMR (Tucson & Pima Proj) AMT GNMA/FNMA Series 02A 5.50%, 1/01/35(a)	360	359,968
Arizona Hlth Fac Auth (Blood System Inc.) Series 04 5.00%, 4/01/19	750	732,652
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 8.96%, 2/01/42(b)	1,150	1,039,979
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) (Prerefunded) Series 02A 6.00%, 2/15/32	5,700	6,205,020
Arizona Sch Fac Brd (Prerefunded) Series 01 5.00%, 7/01/19	6,730	7,103,582
Arizona St Transp Brd Hwy Rev 5.00%, 7/01/20	5,000	5,099,350
Series 04B 5.00%, 7/01/24	4,300	4,194,435
Arizona St Univ COP (Research Infra Proj) AMBAC Series 05A 5.00%, 9/01/23	2,000	1,906,920
Arizona Student Loan Auth (Student Loan Rev) AMT Series 99B-1 5.90%, 5/01/24	1,500	1,423,395
Arizona Tourism & Sports Auth (Multipurpose Stadium Fac) MBIA Series 03A 5.00%, 7/01/25	2,400	2,248,512

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Wtr Infra Fin Auth (Wtr Quality) Series 06A 5.00%, 10/01/24	$4,000	$3,943,720
Estrella Mtn Ranch CFD (Desert Village) 7.375%, 7/01/27	1,474	1,442,324
Series 01A 7.875%, 7/01/25	2,983	3,009,728
Gilbert Wtr Res Muni Ppty Corp. Series 04 4.90%, 4/01/19	2,500	2,311,000
Glendale IDA (John C Lincoln Hlth) Series 05B 5.25%, 12/01/22	1,000	912,100
Glendale IDA (Midwestern Univ) (Prerefunded) Series 01A 5.875%, 5/15/31	3,770	4,097,462
Goodyear CFD (Palm Valley) Series 96C 7.25%, 7/01/16	2,108	2,095,015
Goodyear IDA Wtr & Swr Rev (Litchfield Pk Svc Proj) AMT Series 99 5.95%, 10/01/23	3,160	2,983,514
Greater Arizona Dev Auth Infra Rev MBIA Series 05A 5.00%, 8/01/21	1,600	1,608,160
MBIA Series 05B 5.00%, 8/01/25	4,320	4,153,291
Hassayampa CFD #2 Series 96 7.75%, 7/01/21	2,265	2,167,696
Hassayampa CFD #2 (Forest Ridge Estates) Series 00 7.50%, 7/01/24	645	654,959
Maricopa Cnty SFMR (Mtg Rev) AMT GNMA/FNMA/FHLMC Series 00-1C 6.25%, 12/01/30	5	5,020
GNMA/FNMA/FHLMC Series 01 5.63%, 3/01/33	485	483,637

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mesa Cnty IDA (Discovery Hlth Sys) (Prerefunded) MBIA Series 99A 5.75%, 1/01/25	$15,000	$15,734,700
Nogales Muni Dev Auth AMBAC Series 05 5.00%, 6/01/27	1,000	859,490
Northern Arizona Univ COP (Northern Arizona Univ Research Proj) AMBAC Series 04 5.125%, 9/01/21-9/01/24	7,140	7,176,920
Phoenix Civic Impr Corp. (Senior Lien Arpt Rev) 5.00%, 7/01/26	4,080	3,751,111
Phoenix Civic Impr Corp. Excise Tax Rev (Civic Plaza Exp Proj) FGIC Series 05A 5.00%, 7/01/23	5,500	5,403,915
Phoenix IDA (Capitol Mall LLC Proj) AMBAC Series 05 5.00%, 9/15/25	5,935	5,769,651
Pima Cnty IDA (Horizon Comnty Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,373,235
Pima Cnty IDA MFHR (La Hacienda) (Prerefunded) GNMA Series 99 7.00%, 12/20/31	1,290	1,461,738
Pima Cnty IDA SFMR (Mtg Rev) AMT GNMA/FNMA Series 99B-1 6.10%, 5/01/31	65	65,327
Pinal Cnty COP AMBAC Series 01 5.125%, 6/01/21	1,000	987,560
Series 04 5.00%, 12/01/24	3,780	3,240,670
Pinal Cnty IDA Correctional Fac Contract (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,255,002
Queen Creek Impr Dist No 1 5.00%, 1/01/26	600	518,616

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Salt Verde Fin Corp. (Prepaid Gas) 5.25%, 12/01/22-12/01/23	$1,165	$953,823
Scottsdale IDA (Scottsdale Healthcare) 5.00%, 9/01/23	500	446,445
Show Low Assmt Dist #6 (Torreon) ACA Series 00 6.00%, 1/01/18	955	933,742
Show Low IDA (Navapache Regl Med Ctr) RADIAN Series 05 5.00%, 12/01/25	1,415	1,180,053
Stoneridge CFD Series 01 6.75%, 7/15/26	1,650	1,634,622
Sundance CFD No 1 Series 02 7.75%, 7/01/22	1,826	1,829,177
Tax Exempt Muni Infra Trust Series 04B, Class A 4.05%, 12/01/08(c)	3,310	3,310,199
Tempe Excise Tax Rev 5.00%, 7/01/24	1,035	1,009,591
Tolleson IDA MFHR (Copper Cove) AMT GNMA Series 01A 5.50%, 11/20/41	5,825	5,090,118
Tucson & Pima IDA SFMR (Mtg Bkd Sec Prog) AMT GNMA/FNMA/FHLMC Series 01A-1 6.35%, 1/01/34(a)(d)	535	535,824
Tucson Arpt Auth Rev AMT AMBAC Series 01 5.35%, 6/01/31	6,475	5,580,090
Tucson COP MBIA Series 04A 5.00%, 7/01/23-7/01/24	6,100	6,041,187
Tucson Hgr Ed (Univ Arizona) AMBAC Series 02A 5.00%, 7/15/32	1,000	925,690
Univ Med Ctr Corp. Hosp Rev 5.00%, 7/01/35	3,500	2,796,885
Univ of Arizona COP AMBAC 5.00%, 6/01/12	3,040	3,207,048
5.25%, 6/01/14-6/01/15	5,000	5,311,520

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Campus Hsg LLC Student Hsg Rev (Arizona St Univ West Campus) AMBAC Series 05 5.00%, 7/01/30	$1,500	$1,388,250
Yavapai Cnty Hosp Rev (Regl Med Ctr) RADIAN Series 03A 5.25%, 8/01/21	4,000	3,573,000

		161,902,078

California – 1.4%
California Statewide Comnty Dev Auth (Enloe Med Ctr) 6.25%, 8/15/28	2,155	2,178,511
Series A 5.375%, 8/15/20	740	733,873

		2,912,384

Florida – 1.1%
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	970	955,935
Fiddlers Creek CDD (Prerefunded) Series 99B 5.80%, 5/01/21	405	361,961
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Oblig Group) MBIA Series 2007D 8.00%, 11/15/37(a)†	1,075	1,075,000

		2,392,896

New Jersey – 1.0%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 2007E-2 10.00%, 7/01/37(a)†	2,145	2,145,000

Puerto Rico – 13.4%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	575	519,392
(Prerefunded) FGIC Series 02A 5.00%, 7/01/32	2,500	2,662,025
Series 01A 5.50%, 7/01/19	500	490,820
Series 03A 5.25%, 7/01/23	500	451,645

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Conv Ctr Dist Auth (Hotel Occupancy Rev) AMBAC Series 06A 5.00%, 7/01/18	$6,000	$5,773,200
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	6,400	5,911,674
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	496,110
Puerto Rico HFA (Prerefunded) 5.00%, 12/01/17	4,870	5,007,820
5.125%, 12/01/27	385	344,667
Puerto Rico Hwy & Transp Auth FSA (Prerefunded) 5.00%, 7/01/32	3,400	3,293,440
Puerto Rico IFA Hlth Fac (Ascension Hlth) Series 00A 6.125%, 11/15/30	1,500	1,535,880
Univ of Puerto Rico 5.00%, 6/01/18	1,855	1,766,721

		28,253,394

Texas – 0.8%
Texas Trpk Auth AMBAC Series 02A 5.50%, 8/15/39	1,750	1,660,435

Total Long-Term Municipal Bonds (cost $207,840,748)		199,266,187

Short-Term Municipal Notes – 3.9%
Alaska – 1.2%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.25%, 7/01/37(e)	2,500	2,500,000

Colorado – 0.3%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.25%, 9/01/33-7/01/36(e)	600	600,000

Illinois – 1.2%
Romoeoville Rev (Lewis Univ) 4.25%, 10/01/36(e)	2,500	2,500,000

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.3%
Missouri Hlth & Ed Fac Auth 4.25%, 10/01/35(e)	$500	$500,000

New York – 0.2%
New York City Muni Wtr Fin Auth 4.50%, 6/15/32(e)	500	500,000

Pennsylvania – 0.7%
Langhorne Manor Hgr Ed & Hlth Auth (Wesley Enhanced Living) RADIAN Series 2005A 4.35%, 10/01/32(e)	1,500	1,500,000

Total Short-Term Municipal Notes (cost $8,100,000)		8,100,000

Total Investments – 98.1% (cost $215,940,748)		207,366,187
Other assets less liabilities – 1.9%		4,115,783

Net Assets – 100.0%		$211,481,970

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,440	2/12/12	BMA	*	3.5480%		$29,212
Merrill Lynch	1,000	8/09/26	4.0632%		BMA	*	(33,627)

(a)	Variable rate coupon, rate shown as of September 30, 2008.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the market value of this security amounted to $3,310,199 or 1.6% of net assets.

(d)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Arizona Portfolio—Portfolio of Investments

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $3,220,000 or 1.5% of net assets.

As of September 30, 2008, the Portfolio held 47% of net assets in insured bonds (of this amount 9% represents the Portfolio’s holding in pre-refunded insured bonds). 19% and 15% of the Portfolio’s insured bonds were insured by AMBAC and MBIA, respectively.

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Company

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IFA – Industrial Finance Authority

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

See notes to financial statements.

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

FLORIDA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.7%
Long-Term Municipal Bonds – 97.7%
Florida – 49.3%
Beacon Tradeport CDD Series 02B 7.25%, 5/01/33	$855	$825,520
Bonnet Creek Resort CDD Series 02 7.25%, 5/01/18	2,000	1,984,900
Capital Trust Agy Arpt Fac (Cargo Acq Grp) AMT Series 02 6.25%, 1/01/19	490	466,813
Series 03 5.75%, 1/01/32	2,000	1,593,380
Concorde Estates CDD Series 04B 5.00%, 5/01/11	700	673,806
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,240	2,198,650
Dade Cnty HFA MFHR (Golden Lakes Apts) AMT Series 97A 6.00%, 11/01/32	250	234,875
6.05%, 11/01/39	750	700,425
Florida HFA MFHR (Turtle Creek Apts) AMT AMBAC Series 96C 6.20%, 5/01/36	3,245	3,249,543
Florida HFC MFHR (Mystic Pointe II) AMT GNMA Series 00 6.30%, 12/01/41	1,165	1,137,972
Florida HFC MFHR (Sabal Chase Apts) AMT FSA Series 00 6.00%, 5/01/40	3,650	3,458,047
Florida HFC MFHR (Spring Harbor Apts) AMT Series 99C-1 5.90%, 8/01/39	2,540	2,344,217
Florida HFC MFHR (Walker Ave Club) AMT FSA Series 00L-1 6.00%, 12/01/38	3,435	3,288,703

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida HFC MFHR (Waverly Apts) AMT FSA Series 00C-1 6.50%, 7/01/40	$2,790	$2,800,184
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	225	220,680
Hamal CDD (Prerefunded) Series 01 6.65%, 5/01/21	1,100	1,208,174
Herons Glen Recreation Dist (Prerefunded) Series 99 5.90%, 5/01/19	2,385	2,449,800
Highlands Cnty Hlth Fac Auth (Adventist/Sunbelt Hosp) FSA Series 2005G 10.00%, 11/15/35(a)†	1,700	1,700,000
(Prerefunded) Series 01A 6.00%, 11/15/31	2,000	2,171,700
Indian Trace Dev Dist (Wtr Mgmt Spl Benefit) MBIA Series 05 5.00%, 5/01/22	680	654,221
Jacksonville (Excise Taxes Rev) AMBAC Series 02B 5.00%, 10/01/26	3,925	3,767,529
Lee Cnty Arpt (Southwest Int’l Arpt) AMT FSA Series 00A 6.00%, 10/01/32	13,500	12,889,935
Manatee Cnty HFA SFMR (Mtg Rev) AMT GNMA Series 99 6.25%, 11/01/28	270	270,243
Marshall Creek CDD Series 02A 6.625%, 5/01/32	900	896,211
Miami Beach Hlth Fac Auth (Mt Sinai Med Ctr) Series 01A 6.80%, 11/15/31	1,600	1,361,984

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty HFA SFMR (Home Ownship Mtg) AMT GNMA/FNMA Series 00A-1 6.00%, 10/01/32	$710	$713,408
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	2,550	2,500,505
North Broward Hosp Dist (Prerefunded) Series 01 6.00%, 1/15/31	1,700	1,828,316
Northern Palm Beach Cnty Impr Dist (Mirasol Unit #43) (Prerefunded) 6.125%, 8/01/31	1,000	1,093,830
Northern Palm Beach Cnty Impr Dist (Unit Dev #43) (Prerefunded) 6.10%, 8/01/21	585	627,389
Northern Palm Beach Cnty Impr Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	1,075	1,004,136
Orange Cnty HFA MFHR (Loma Vista Proj) AMT Series 99G 5.50%, 3/01/32	2,000	1,767,000
Orange Cnty Hosp (Orlando Regl) (Prerefunded) Series 02 5.75%, 12/01/32	1,320	1,442,034
Preserve at Wilderness Lake CDD Series 02A 7.10%, 5/01/33	1,425	1,420,283
South Miami Hlth Fac Hosp (Baptist Hlth) (Prerefunded) 5.25%, 11/15/33	2,000	2,147,640
Tallahassee Hosp (Tallahassee Memorial) Series 00 6.375%, 12/01/30	2,750	2,625,920
Tampa Hgr Ed (Tampa Univ Proj) RADIAN Series 02 5.625%, 4/01/32	3,175	2,850,737

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Village Ctr CDD MBIA 5.125%, 10/01/28	$1,000	$877,510
Volusia Cnty Ed Fac Auth (Embry Riddle Aero Univ) Series 99A 5.75%, 10/15/29	2,000	1,833,560
Waterlefe CDD Series 01 6.95%, 5/01/31	665	673,525
West Palm Beach Comnty Redev Agy (Northwood-Pleasant Comnty Redev) 5.00%, 3/01/25-3/01/29	3,640	3,115,518

		79,068,823

Arizona – 1.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 8.96%, 2/01/42(b)	1,250	1,130,412
Queen Creek Impr Dist No 1 5.00%, 1/01/26	600	518,616
Salt Verde Fin Corp. (Prepaid Gas) 5.25%, 12/01/23	1,125	916,200

		2,565,228

California – 1.5%
California Statewide Comnty Dev Auth (Enloe Med Ctr) 5.50%, 8/15/23	80	76,931
6.25%, 8/15/28	1,715	1,733,711
Series A 5.375%, 8/15/20	510	505,777

		2,316,419

Colorado – 0.4%
Colorado Hlth Fac Auth (Evangelical Lutheran Proj) 5.25%, 6/01/19-6/01/23	700	655,558

District Of Columbia – 4.8%
Dist of Columbia FSA Series 2007C 5.00%, 6/01/23	3,205	3,067,441
Washington Conv Ctr Auth AMBAC 5.00%, 10/01/23	5,000	4,695,600

		7,763,041

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 1.3%
Chicago Incr Alloc (Diversey/Narragansett Redev Proj) 7.46%, 2/15/26	$830	$839,412
Hampshire Spl Svc Area No 14 5.80%, 3/01/26	775	655,999
Manhattan (No 04-1 Brookstone Springs Proj) Series 05 5.875%, 3/01/28	700	603,764

		2,099,175

Indiana – 4.0%
Franklin Township Sch Bldg Corp. 5.00%, 7/15/21-7/15/22	6,625	6,415,143

Iowa – 0.1%
Coralville Urban Rev Tax Incr Series 07C 5.00%, 6/01/18	100	98,043

Kansas – 0.2%
Lenexa Hlth Care Fac (Lakeview Village Inc.) 5.25%, 5/15/22	390	341,554

Louisiana – 3.0%
Lafayette (Communications Sys Rev) XLCA 5.25%, 11/01/20	2,215	2,227,603
Louisiana Agriculture Fin Auth 5.25%, 9/15/17	1,130	1,076,438
New Orleans RADIAN 5.00%, 12/01/18	1,550	1,449,700

		4,753,741

Michigan – 1.7%
Detroit Wtr Sup Sys FSA Series 2006A 5.00%, 7/01/24	2,975	2,731,110

Minnesota – 1.7%
Maple Grove Hlth Care 5.00%, 5/01/22	1,350	1,244,403
St. Paul Hsg & Redev Auth (Hltheast Proj) Series 05 6.00%, 11/15/25	500	476,345

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Western Minnesota Muni Pwr Agy FSA 5.00%, 1/01/17	$900	$950,319

		2,671,067

Missouri – 2.0%
Kansas City (Downtown Arena Proj) Series 08C 5.00%, 4/01/28	3,500	3,065,440
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	160	137,405

		3,202,845

Nevada – 1.3%
Clark Cnty AMBAC 5.00%, 11/01/23	2,250	2,151,923

New Jersey – 0.0%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(a)†	40	40,000

New Mexico – 2.3%
Clayton Jail Proj CIFG 5.00%, 11/01/26	4,620	3,702,468

New York – 0.4%
New York Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)	500	173,985
New York St Dorm Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	460	458,339

		632,324

North Dakota – 0.4%
Ward Cnty Hlth Care Fac (Trinity Hlth) 5.125%, 7/01/20	685	631,666

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 1.8%
Cleveland Cuyahoga Port Auth (Univ Heights Ohio-Pub Parking Proj) Series 01 7.35%, 12/01/31	$3,000	$2,940,780

Pennsylvania – 0.7%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	1,300	1,093,365

Puerto Rico – 2.0%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	600	541,974
Series 01A 5.50%, 7/01/19	500	490,820
Series 04A 5.25%, 7/01/19	960	924,009
Puerto Rico HFA 5.125%, 12/01/27	695	622,192
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	730	688,244

		3,267,239

South Carolina – 0.5%
Scago Ed Fac Corp. (Calhoun Sch Dist) RADIAN 5.00%, 12/01/21	945	866,395

Tennessee – 0.4%
Sullivan Cnty Hlth Ed (Wellmont Hlth Sys) Series 06C 5.00%, 9/01/22	725	642,792

Texas – 5.9%
Bexar Cnty Hlth Fac Dev Corp. 5.00%, 7/01/27	150	123,966
Camino Real Regl Mobility Auth 5.00%, 2/15/22	1,270	1,175,423
Magnolia Tax ISD 5.00%, 8/15/20	6,165	6,212,964
North Texas Hlth Fac Dev Corp (United Regl Hlth Care Sys) FSA Series 07 5.00%, 9/01/24	250	223,842

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tyler Tex Hlth Fac Dev Corp. 5.25%, 7/01/26	$2,000	$1,748,320

		9,484,515

Utah – 0.2%
Spanish Fork City Charter Sch Rev 5.55%, 11/15/21	370	330,543

Washington – 9.3%
Energy Northwest Wind AMBAC 5.00%, 7/01/21	3,625	3,481,921
King Cnty Sch Dist No 414 (Lake Washington) MBIA SCH BD GTY 5.00%, 12/01/24	4,500	4,280,760
Spokane AMBAC 5.00%, 12/01/22	2,390	2,243,159
Washington AMBAC 5.00%, 1/01/24	5,000	4,854,250

		14,860,090

Wisconsin – 0.9%
Wisconsin HEFA (Wheaton Franciscan) MBIA 5.25%, 8/15/20	1,600	1,422,992

Total Investments – 97.7% (cost $167,914,805)		156,748,839
Other assets less liabilities – 2.3%		3,735,868

Net Assets – 100.0%		$160,484,707

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,540	2/12/12	BMA	*	3.548%	$31,241
Merrill Lynch	5,300	10/21/16	BMA	*	4.1285%	275,920

(a)	Variable rate coupon, rate shown as of September 30, 2008.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

(c)	Illiquid security, valued at fair value.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $1,740,000 or 1.1% of net assets.

As of September 30, 2008, the Portfolio held 49% of net assets in insured bonds (of this amount 0% represents the Portfolio’s holding in pre-refunded insured bonds). 19% and 19% of the Portfolio’s insured bonds were insured by AMBAC and FSA, respectively.

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDD – Community Development District

CIFG – CIFG Assurance North America, Inc.

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Florida Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 90.0%
Massachusetts – 68.3%
Fall River FSA 5.00%, 7/15/28	$5,085	$4,929,297
Massachusetts FSA Series 05A 5.00%, 3/01/17	5,000	5,245,500
Massachusetts (Prerefunded) Series 02C 5.25%, 11/01/30	3,075	3,259,746
Massachusetts Bay Transp Auth (Prerefunded) Series 04A 5.25%, 7/01/21	2,000	2,176,260
Massachusetts Dev Fin Agy 5.00%, 10/01/26	1,610	1,563,503
Massachusetts Dev Fin Agy (Boston Architectural Coll) ACA 5.00%, 1/01/27	1,750	1,404,620
Massachusetts Dev Fin Agy (Brandeis Univ) 5.00%, 10/01/27	1,690	1,631,712
Massachusetts Dev Fin Agy (Massachusetts Biomedical) Series 00C 6.25%, 8/01/20	3,000	3,107,310
Massachusetts Dev Fin Agy (Massachusetts Coll of Pharmacy) (Prerefunded) Series 99B 6.75%, 7/01/30	3,350	3,559,107
Massachusetts Dev Fin Agy (Pharmacy & Allied Hlth) ASSURED GTY Series 05D 5.00%, 7/01/24	3,500	3,351,285
Massachusetts Dev Fin Agy (Suffolk Univ) (Prerefunded) Series 99 5.85%, 7/01/29	1,375	1,420,636
Massachusetts Dev Fin Agy (Worchester Redev) (Prerefunded) RADIAN Series 99 5.25%, 6/01/19	2,350	2,417,515

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Ed Fin Auth (Ed Loan) AMT MBIA Series 00G 6.00%, 12/01/16	$820	$791,849
Massachusetts HEFA 5.00%, 7/01/27	2,000	1,810,660
(Prerefunded) 5.75%, 7/01/32	3,835	4,153,420
(Prerefunded) 6.00%, 7/01/31	545	597,086
FGIC (Prerefunded) 5.00%, 5/15/25	2,000	1,723,089
Massachusetts HEFA (Berkshire Hlth Sys) RADIAN Series 01E 5.70%, 10/01/25	4,000	3,664,200
Massachusetts HEFA (Cape Cod Hlthcare) RADIAN Series 01C 5.25%, 11/15/31	2,600	2,151,708
Massachusetts HEFA (Caregroup Hlthcare Sys) 5.375%, 7/01/25	1,000	923,660
Massachusetts HEFA (Covenant Hlth Sys) 6.00%, 7/01/31	1,955	1,955,645
Massachusetts HEFA (Milford Regl Med Ctr) 5.00%, 7/15/22	1,220	1,073,161
Massachusetts HEFA (Partners Healthcare Sys) 5.75%, 7/01/32	165	168,318
Massachusetts HEFA (Univ of Massachusetts Proj) (Prerefunded) MBIA Series 02C 5.25%, 10/01/31	6,440	6,943,866
Massachusetts HEFA (Winchester Hosp) (Prerefunded) Series 00E 6.75%, 7/01/30	4,335	4,634,245
Massachusetts HFA MFHR (Rental Rev) AMBAC Series 95E 6.00%, 7/01/41	4,125	3,851,554

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts HFA MFHR (Rental Rev) AMT MBIA Series 00H 6.65%, 7/01/41	$4,670	$4,688,353
Massachusetts Indl Fin Agy MFHR (Heights Crossing) AMT FHA Series 95 6.15%, 2/01/35	6,000	5,998,740
Massachusetts Port Auth Spec Fac (US Air Proj) AMT MBIA Series 96A 5.875%, 9/01/23	2,000	1,868,980
Massachusetts St Coll Bldg AMBAC 5.00%, 5/01/23	2,635	2,530,786
Massachusetts St Sch Bldg Auth (Dedicated Sales Tax Rev) MBIA Series 05A 5.00%, 8/15/19	7,000	7,191,940
Massachusetts St Spl Oblig (Constr Lane) FSA Series 05A 5.00%, 6/01/23	1,500	1,490,655
Massachusetts St Wtr Pollution Abatement (Prerefunded) 5.00%, 8/01/20-8/01/24	8,000	8,443,341
Springfield 5.00%, 8/01/19	3,000	3,086,250
Univ of Massachusetts Bldg Auth 5.00%, 5/01/26-5/01/27	6,000	5,668,400

		109,476,397

Alabama – 0.9%
Hlth Care Auth for Baptist Hlth ASSURED GTY Series B 9.00%, 11/15/37(a)†	1,500	1,500,000

Arizona – 1.5%
Goodyear IDA (Litchfield Pk Svc Proj) AMT Series 01 6.75%, 10/01/31	1,160	1,130,954
Stoneridge CFD Series 01 6.75%, 7/15/26	1,265	1,253,210

		2,384,164

California – 1.5%
California Series 03 5.25%, 11/01/25	1,000	976,820

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Comnty Dev Auth (Enloe Med Ctr) 5.50%, 8/15/23	$360	$346,190
6.25%, 8/15/28	1,055	1,066,510

		2,389,520

Colorado – 0.2%
Murphy Creek Metro Dist No 3 Series 06 6.00%, 12/01/26	500	384,920

Florida – 1.6%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	1,750	1,717,695
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Oblig Group) MBIA Series 2007D 8.00%, 11/15/37(a)†	800	800,000

		2,517,695

Georgia – 0.3%
Atlanta (Tax Alloc Bonds Eastside Proj) Series 05B 5.60%, 1/01/30	500	409,810

Illinois – 0.5%
Bolingbrook (Bolingbrook-Sales Tax) 6.25%, 1/01/24	500	465,570
Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	395	344,511

		810,081

Nevada – 0.6%
Clark Cnty Impr Dist No. 142 Series 03 6.10%, 8/01/18	975	916,568

New Jersey – 2.0%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(a)†	1,700	1,700,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC Series 2007E-2 10.00%, 7/01/37(a)†	$1,570	$1,570,000

		3,270,000

Pennsylvania – 0.2%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	350	294,368

Puerto Rico – 12.4%
Puerto Rico Series 06A 5.25%, 7/01/22	500	456,305
Puerto Rico (Pub Impr) Series 01A 5.50%, 7/01/19	500	490,820
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	850	817,088
Series 08WW 5.375%, 7/01/23	2,065	1,927,368
XLCA Series 02-1 (Prerefunded) 5.25%, 7/01/22	3,200	3,458,016
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	496,110
Puerto Rico HFA (Prerefunded) 5.00%, 12/01/20	1,740	1,745,815
5.125%, 12/01/27	465	416,287
Puerto Rico Hwy & Transp Auth FGIC Series 03 5.25%, 7/01/14	4,225	4,270,545
FGIC Series 03G 5.25%, 7/01/14	4,410	4,485,499
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	275	248,339
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,025	966,370

		19,778,562

Total Long-Term Municipal Bonds (cost $146,853,956)		144,132,085

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 6.3%
Massachusetts – 6.0%
Massachusetts Dev Fin Agy (Boston Univ) 4.25%, 10/01/42(b)	$2,500	$2,500,000
Massachusetts Dev Fin Agy (Coll of the Holy Cross) 4.40%, 9/01/37(b)	2,000	2,000,000
Massachusetts HEFA (Northeastern Univ) Series 2008 4.40%, 10/01/35(b)	2,650	2,650,000
Massachusetts HEFA (Stone Hill College) Series 2008K 4.40%, 7/01/37(b)	1,900	1,900,000
Massachusetts HEFA (Wellesley Coll) Series 99G 4.00%, 7/01/39(b)	500	500,000

		9,550,000

Colorado – 0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.25%, 9/01/33(b)	200	200,000

Ohio – 0.2%
Allen Cnty Hosp 7.00%, 10/01/31(b)	400	400,000

Total Short-Term Municipal Notes (cost $10,150,000)		10,150,000

Total Municipal Obligations (cost $157,003,956)		154,282,085

SHORT-TERM INVESTMENTS – 0.3%
Time Deposit – 0.3%
The Bank of New York Mellon 1.00%, 10/01/08 (cost $584,000)	584	584,000

Total Investments – 96.6% (cost $157,587,956)		154,866,085
Other assets less liabilities – 3.4%		5,396,201

Net Assets – 100.0%		$160,262,286

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Massachusetts Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$5,100	10/01/16	BMA	*	4.1475%	$279,660
Citibank	8,000	12/01/17	BMA	*	3.7920%	190,826

(a)	Variable rate coupon, rate shown as of September 30, 2008.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $5,570,000 or 3.5% of net assets.

As of September 30, 2008, the Portfolio held 47% of net assets in insured bonds (of this amount 8% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSURED GTY – Assured Guaranty

CDD – Community Development District

CFD – Community Facilities District

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FSA – Financial Security Assurance Inc.

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 91.1%
Michigan – 63.1%
Allen Park Pub Sch Dist (Prerefunded) Q-SBLF Series 03 5.00%, 5/01/16-5/01/22	$8,630	$9,210,540
Cedar Springs Pub Sch Dist (Prerefunded) Q-SBLF Series 03 5.00%, 5/01/28	1,835	1,958,440
Detroit AMBAC Series 04A-1 5.25%, 4/01/22	1,330	1,191,135
Detroit Sch Brd (Sch Brd Loan Fund) (Prerefunded) FSA Series 01A 5.125%, 5/01/31	2,900	3,095,315
Detroit Wtr Sup Sys FSA Series 2006A 5.00%, 7/01/24	1,885	1,730,468
Detroit Wtr Sup Sys (Prerefunded) FGIC Series 01B 5.50%, 7/01/33	3,550	3,806,878
Dexter Comnty Sch 5.00%, 5/01/25	4,500	4,081,050
Genesee Cnty (Wtr Sup Sys) AMBAC Series 04 5.00%, 11/01/26	3,000	2,813,220
Kalamazoo Hosp Fin Auth (Borgess Med Ctr) ETM FGIC Series 94A 6.725%, 6/01/11(a)	1,660	1,664,416
Kent Hosp Fin Auth (Metro Hosp Proj) Series 05A 5.75%, 7/01/25	210	182,643
Lansing Wtr & Elec Sys FSA Series 03A 5.00%, 7/01/25	2,200	2,172,808
Michigan (Trunk Line Fund) (Prerefunded) FSA Series 01A 5.25%, 11/01/30	4,000	4,271,120

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan HDA MFHR (Arbor Pointe) GNMA Series 99 5.40%, 6/20/40	$1,810	$1,657,308
Michigan HDA MFHR (Danbury Manor) AMT FNMA Series 02A 5.30%, 6/01/35(b)	2,490	2,322,896
Michigan HDA MFHR (Rental Rev) AMT AMBAC Series 97A 6.10%, 10/01/33	1,795	1,754,074
GNMA Series 02A 5.50%, 10/20/43	1,950	1,703,851
Michigan Hgr Ed Fac (Hope Coll) Series 02A 5.90%, 4/01/32	3,465	3,387,523
Michigan Hgr Ed Student Loan Auth AMT AMBAC Series 17G 5.20%, 9/01/20	3,500	3,085,215
Michigan Hosp Fin Auth (Chelsea Comnty Hosp Oblig) 5.00%, 5/15/25	415	353,410
Michigan Hosp Fin Auth (Crittenton Hosp) Series 02A 5.625%, 3/01/27	1,250	1,217,112
Michigan Hosp Fin Auth (Trinity Hlth) Series 00A 6.00%, 12/01/27	1,485	1,509,592
Michigan Strategic Fund Hlth Fac (Autumn Wood) GNMA Series 02 A 5.20%, 12/20/22	3,000	2,911,770
Michigan Strategic Fund Hlth Fac (Detroit Edison) AMT XLCA Series 02C 5.45%, 12/15/32	3,000	2,376,990
Michigan Strategic Fund Hlth Fac (Holland Home) Series 98 5.75%, 11/15/28	1,000	1,013,210
North Muskegon Sch Dist (Prerefunded) Q-SBLF Series 03 5.25%, 5/01/28	1,500	1,616,685

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Olivet Sch Brd Fund (Prerefunded) Q-SBLF Series 02 5.125%, 5/01/28	$1,065	$1,140,658
Ovid Elsie Schools Brd Fund (Prerefunded) Q-SBLF Series 02 5.00%, 5/01/25	2,650	2,825,722
Plymouth Ed Ctr Charter Sch Pub Sch Academy Rev Series 05 5.125%, 11/01/18	1,050	971,481
Saginaw Hosp Fin Auth (Covenant Med Ctr) Series 00F 6.50%, 7/01/30	1,770	1,800,373
Southfield Library Bldg Auth MBIA 5.00%, 5/01/25	3,340	3,163,748

		70,989,651

California – 1.9%
California Series 03 5.25%, 11/01/25	1,000	976,820
California Hlth Fac Fin Auth (Sutter Hlth) Series 00A 6.25%, 8/15/35	1,100	1,138,544

		2,115,364

District Of Columbia – 0.7%
Dist of Columbia (Georgetown Univ) AMBAC Series B-1 7.00%, 4/01/41(b)†	825	825,000

Florida – 3.8%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	1,835	1,801,126
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	955	941,153
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	285	279,528

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Oblig Group) MBIA Series 2007D 8.00%, 11/15/37(b)†	$575	$575,000
Northern Palm Beach Cnty Impr Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	740	691,219

		4,288,026

Illinois – 1.0%
Antioch Village Spl Svc Area (Clublands Proj) Series 03 6.625%, 3/01/33	500	402,390
Antioch Village Spl Svc Area (Deercrest Proj) Series 03 6.625%, 3/01/33	500	408,910
Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	395	344,511

		1,155,811

New Jersey – 2.7%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(b)†	1,765	1,765,000
FGIC Series 2007E-2 10.00%, 7/01/37(b)†	625	625,000
New Jersey St Ed Fac Auth (Seton Hall Univ) CIFG 8.00%, 7/01/19(b)†	600	600,000

		2,990,000

Puerto Rico – 17.9%
Puerto Rico Series 06A 5.25%, 7/01/22	500	456,305
Puerto Rico (Pub Impr) Series 01A 5.50%, 7/01/19	500	490,820
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	1,000	961,280
Series 08WW 5.375%, 7/01/23	1,120	1,045,352

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

(Prerefunded) XLCA Series 02-1 5.25%, 7/01/22	$2,500	$2,701,575
Puerto Rico HFA (Prerefunded) 5.00%, 12/01/17	3,160	3,248,682
5.125%, 12/01/27	145	129,810
Puerto Rico HFC SFMR (Mtg Rev) AMT GNMA Series 01B 5.50%, 12/01/23	1,975	1,948,890
GNMA Series 01C 5.30%, 12/01/28	1,760	1,680,184
Puerto Rico IFA Hlth Fac (Ascension Hlth) Series 00A 6.125%, 11/15/30	3,000	3,071,760
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	275	248,339
Puerto Rico Pub Fin Corp. (Comwlth Appropriation Bonds) (Prerefunded) MBIA Series 01A 5.00%, 8/01/31	2,875	3,023,264
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,145	1,079,506

		20,085,767

Total Long-Term Municipal Bonds (cost $104,771,065)		102,449,619

Short-Term Municipal Notes – 6.1%
Michigan – 4.4%
Michigan University Revs (Med Svc Plan) Series 98A-1 4.50%, 12/01/21(c)	400	400,000
Southfield Econ Dev Corp. (Lawrence Tech Univ Proj) 7.95%, 10/01/31-2/01/35(c)	3,535	3,535,000
Univ of Michigan 6.50%, 4/01/32(c)	400	400,000
7.75%, 4/01/35(c)	600	600,000

		4,935,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alaska – 0.5%
Valdez Marine Term (BP Pipelines, Inc. Proj) Series 03C 4.25%, 7/01/37(c)	$500	$500,000

Florida – 0.4%
Polk Cnty IDA (Winter Haven Hosp Proj) RADIAN 5.50%, 9/01/36(c)	500	500,000

Kentucky – 0.8%
Shelby Cnty 4.25%, 9/01/34(c)	900	900,000

Total Short-Term Municipal Notes (cost $6,835,000)		6,835,000

Total Investments – 97.2% (cost $111,606,065)		109,284,619
Other assets less liabilities – 2.8%		3,181,080

Net Assets – 100.0%		$112,465,699

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$6,200	10/01/16	BMA	*	4.1475%	$339,980

(a)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(b)	Variable rate coupon, rate shown as of September 30, 2008.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $4,390,000 or 3.9% of net assets.

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

As of September 30, 2008, the Portfolio held 41% of net assets in insured bonds (of this amount 15% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDD – Community Development District

CIFG – CIFG Assurance North America, Inc.

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HDA – Housing Development Authority

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IFA – Industrial Finance Authority

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

Q-SBLF – Qualified School Bond Loan Fund

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.9%
Long-Term Municipal Bonds – 96.8%
Minnesota – 96.8%
Bemidji Hlth Fac (North Cnty Hlth Svc) RADIAN Series 02 5.00%, 9/01/31	$1,500	$1,307,940
Brooklyn Park MFHR (Brooks Landing) AMT FNMA Series 99A 5.50%, 7/01/19	1,355	1,334,594
Cass Lake Sch Dist FGIC 5.00%, 2/01/26	1,760	1,719,995
Chaska Elec (Generating Fac) Series 05A 5.25%, 10/01/25	1,000	952,200
Farmington ISD No 192 FSA Series 05B 5.00%, 2/01/24	3,875	3,833,848
Golden Valley Hlth Fac (Covenant Ret Comnty) Series 99A 5.50%, 12/01/29	1,000	844,310
Hennepin Cnty (Sales Tax) 5.00%, 12/15/23	3,475	3,405,917
Maple Grove Hlth Care 5.00%, 5/01/22	650	599,157
Metro Council (St. Paul Metro Area) 5.00%, 3/01/22	5,000	5,012,050
Minneapolis & St. Paul Arpt MBIA Series 03A 5.00%, 1/01/28	1,500	1,352,820
Minneapolis & St. Paul Arpt AMT FGIC Series 00B 6.00%, 1/01/21	3,455	3,425,114
Minneapolis (Pkg Assmt) MBIA Series 02 5.25%, 12/01/26	2,000	2,018,440
Minneapolis Common Bond Fund (Prerefunded) Series 01G-3 5.45%, 12/01/31	1,500	1,606,230

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis Hlth Care Sys (Allina Hlth Sys) (Prerefunded) Series 02A 5.75%, 11/15/32	$1,500	$1,643,340
Minneapolis Hlth Care Sys (Fairview Hlth Svc) AMBAC Series 05D 5.00%, 11/15/30	1,000	846,920
Minneapolis MFHR (Bottineau Commons Proj) AMT GNMA Series 02 5.45%, 4/20/43	2,000	1,733,760
Minneapolis MFHR (Sumner Field) AMT GNMA Series 02 5.60%, 11/20/43	2,505	2,228,548
Minnesota 5.00%, 6/01/21	3,000	3,041,130
Minnesota Agriculture & Econ Dev Hlth Fac (Benedictine Hlth Sys) (Prerefunded) MBIA Series 99 5.125%, 2/15/29	4,000	4,174,880
Minnesota Agriculture & Econ Dev Hlth Fac (Evangelical Lutheran Proj) Series 02 6.00%, 2/01/22-2/01/27	2,880	2,894,332
Minnesota Agriculture & Econ Dev Hlth Fac (Prerefunded-Hlth Care Sys) Series 00A 6.375%, 11/15/29	1,700	1,844,058
Minnesota Agriculture & Econ Dev Hlth Fac (Small Business Loan Proj) AMT Series 00C 7.25%, 8/01/20	1,000	1,012,260
Series 00D 7.25%, 8/01/20	950	961,647
Minnesota Hgr Ed Fac Auth (Coll Art & Design) (Prerefunded) Series 00-5D 6.75%, 5/01/26	1,000	1,065,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Hgr Ed Fac Auth (Hamline Univ) Series 99-5B 6.00%, 10/01/29	$1,250	$1,250,350
Minnesota Hgr Ed Fac Auth (St Catherine Coll) 5.375%, 10/01/32	1,000	901,400
Minnesota Hgr Ed Fac Auth (Univ St Thomas) Series 04-5 5.00%, 10/01/24	1,000	924,560
5.25%, 10/01/34	1,000	941,950
Minnesota Hsg Fin Agy SFMR AMT Series 96F 6.30%, 1/01/28	505	505,035
Series 96G 6.25%, 7/01/26	820	819,820
Series 98H 6.05%, 7/01/31	1,590	1,525,446
Minnesota Muni Pwr Agy Elec 5.25%, 10/01/21	3,000	2,969,370
Series 04A 5.25%, 10/01/24	500	480,645
Minnetonka MFHR (Archer Heights Apts Proj) AMT GNMA Series 99A 5.30%, 1/20/27	1,620	1,505,920
North St Paul Maplewood ISD No. 622 FSA 5.00%, 8/01/20	3,425	3,502,028
Prior Lake ISD No. 719 (Sch Bldg) FSA Series 05B 5.00%, 2/01/23	3,350	3,329,464
Shakopee Hlth Care Fac (St Francis Regl Med Ctr) Series 04 5.10%, 9/01/25	600	524,016
Shoreview MFHR (Lexington Shores Proj) AMT GNMA Series 01A 5.55%, 8/20/42	1,445	1,270,617
St. Cloud Hosp (Saint Cloud Hosp) FSA Series 00A 5.875%, 5/01/30	3,750	3,729,375

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St. Paul Hsg & Redev Auth (Hltheast Proj) Series 05 6.00%, 11/15/25	$500	$476,345
St. Paul Pkg Auth (Block 19 Ramp) FSA Series 02A 5.35%, 8/01/29	3,075	3,088,684
St. Paul Port Auth (Lease Rev) Series 02 5.25%, 12/01/27	1,725	1,710,475
St. Paul Port Auth (Lease Rev) (Cedar St. Office Bldg) Series 03 5.00%, 12/01/23	1,000	976,060
St. Paul Recreational Fac (Highland National Proj) 5.00%, 10/01/20	2,750	2,758,283
Waconia Hlth Care Fac (Ridgeview Med Ctr) (Prerefunded) RADIAN Series 99A 6.125%, 1/01/29	3,415	3,562,596
Western Minnesota Muni Pwr Agy FSA 5.00%, 1/01/17	700	739,137
MBIA Series 03A 5.00%, 1/01/26-1/01/30	3,100	2,821,512
White Bear Lake MFHR (Renova Partners Proj) AMT FNMA Series 01 5.60%, 10/01/30	1,000	914,300
Willmar Hosp (Rice Mem Hosp Proj) FSA Series 02 5.00%, 2/01/32	2,000	1,909,760

Total Long-Term Municipal Bonds (cost $94,687,381)		91,995,638

Short-Term Municipal Notes – 2.1%
Minnesota – 2.1%
Cohasset (Minnesota Pwr & Light Proj) Series 97B 7.25%, 6/01/13(a)	500	500,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Hgr Ed Fac Auth (Carleton Coll) Series 05D 6.50%, 4/01/35(a)	$1,000	$1,000,000
Univ of Minnesota 7.75%, 12/01/36(a)	500	500,000

Total Short-Term Municipal Notes (cost $2,000,000)		2,000,000

Total Investments – 98.9% (cost $96,687,381)		93,995,638
Other assets less liabilities – 1.1%		1,065,409

Net Assets – 100.0%		$95,061,047

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,500	8/01/16	BMA	*	4.0710%	$166,334

(a)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

As of September 30, 2008, the Portfolio held 44% of net assets in insured bonds (of this amount 8% represents the Portfolio’s holding in pre-refunded insured bonds). 21% of the Portfolio’s insured bonds were insured by FSA.

Glossary:

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

ISD – Independent School District

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

See notes to financial statements.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS –97.0%
Long-Term Municipal Bonds – 93.2%
New Jersey – 76.7%
Bergen Cnty Impr Auth (Bergen Cnty Util) 5.00%, 12/15/17	$3,755	$4,020,516
Bergen Cnty Impr Auth (Wyckoff Twp Brd Ed Proj) Series 05 5.00%, 4/01/25	1,555	1,546,354
Hoboken Parking Auth (Prerefunded) AMBAC Series 01A 5.30%, 5/01/27	3,700	3,994,409
Lafayette Yard Comnty Dev Corp (Conv Ctr Hotel Proj) (Prerefunded) MBIA Series 00 5.80%, 4/01/35	2,100	2,220,624
Landis Swr Auth FGIC Series 93 7.604%, 9/19/19(a)	2,950	3,343,766
Middlesex Cnty Impr Auth FNMA Series 01 5.25%, 7/01/21	750	710,400
Morris-Union Jointure Comnty COP RADIAN Series 04 5.00%, 5/01/24	2,200	1,897,984
New Jersey Ed Fac Auth (Hgr Ed Cap Impr) (Prerefunded) AMBAC Series 02A 5.125%, 9/01/22	2,500	2,675,525
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(b)†	1,820	1,820,000
FGIC Series 2007E-2 10.00%, 7/01/37(b)†	1,665	1,665,000
New Jersey Ed Fac Auth (Ramapo Coll of New Jersey) (Prerefunded) AMBAC Series 01D 5.00%, 7/01/31	1,000	1,054,160
(Prerefunded) FGIC Series 04E 5.00%, 7/01/28	1,000	1,067,200

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (American Wtr Co.) AMT FGIC 6.875%, 11/01/34	$5,000	$5,007,400
New Jersey EDA (Hackensack Wtr Co.) AMT MBIA Series 94B 5.90%, 3/01/24	4,000	3,839,600
New Jersey EDA (Kapkowski Rd) Series 98B 6.50%, 4/01/28	4,500	4,427,280
New Jersey EDA (Liberty St Park Proj) Series A 5.00%, 3/01/24	1,500	1,473,075
New Jersey EDA (Masonic Charity Fndtn Proj) Series 01 5.50%, 6/01/31	1,000	950,270
Series 02 5.25%, 6/01/24	540	501,266
New Jersey EDA (New Jersey St Contract) FSA 5.00%, 9/01/22	3,540	3,532,814
Series 05 5.25%, 3/01/25	3,300	3,281,883
New Jersey EDA (NUI Corp.) AMT ACA Series 98A 5.25%, 11/01/33	2,200	1,748,098
New Jersey EDA (Pub Svc Elec & Gas) AMT MBIA Series 94A 6.40%, 5/01/32	5,000	4,927,900
New Jersey EDA (New Jersey St Contract) (Prerefunded) Series 04-I 5.25%, 9/01/24	2,510	2,723,099
New Jersey Hgr Ed (Student Loan) AMT MBIA Series 00A 6.15%, 6/01/19	705	670,293
New Jersey Hlth Care Fac (AHS Hosp Corp. Issue) Series 08 5.125%, 7/01/22	1,000	949,390

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac (Atlantic City Med) 5.75%, 7/01/25	$975	$980,431
New Jersey Hlth Care Fac (Atlantic City Med) (Prerefunded) 5.75%, 7/01/25	900	973,719
New Jersey Hlth Care Fac (Bayshore Comnty Hosp) RADIAN Series 02 5.125%, 7/01/32	9,250	7,703,030
New Jersey Hlth Care Fac (Good Shepard) RADIAN Series 01A 5.20%, 7/01/31	1,350	1,138,657
New Jersey Hlth Care Fac (Kennedy Hlth Sys) Series 01 5.625%, 7/01/31	2,700	2,600,883
New Jersey Hlth Care Fac (Newton Mem Hosp) FSA Series 01 5.00%, 7/01/26	1,500	1,423,155
New Jersey Hlth Care Fac (Palisades Med Ctr) ACA Series 99 5.25%, 7/01/28	1,000	804,130
New Jersey Hlth Care Fac (Southern Ocean Cnty Hosp) RADIAN Series 01 5.125%, 7/01/31	4,500	3,756,870
New Jersey Hlth Care Fac (Wood Johnson) Series 00 5.75%, 7/01/31	3,350	3,364,539
New Jersey Hlth Care Fac Fin Auth (St Clare’s Hosp Inc.) RADIAN Series 04A 5.25%, 7/01/23	2,085	2,095,467
New Jersey Hsg & Mtg Fin Agy MFHR (Rental Hsg) AMT FSA Series 00A1 6.35%, 11/01/31	2,000	2,000,380
New Jersey St Ed Fac Auth (Princeton Univ) 5.00%, 7/01/23	3,480	3,496,602

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey St Ed Fac Auth (Richard Stockton Coll) 5.50%, 7/01/23	$3,500	$3,437,315
New Jersey St Transp Auth FGIC Series 06A 5.00%, 6/15/18	3,400	3,449,674
New Jersey St Transp Auth (Transp Sys) (Prerefunded) Series 03C 5.50%, 6/15/24	3,750	4,097,737
Newark Hsg Auth (Newark Marine Terminal) (Prerefunded) MBIA Series 04 5.25%, 1/01/21-1/01/22	3,580	3,865,147
North Hudson Swr Auth MBIA Series 01A Zero Coupon, 8/01/24	12,340	4,863,441
Port Auth NY & NJ (126th) FGIC Series 02 5.25%, 5/15/37	2,500	2,149,025
Port Auth NY & NJ (JFK Int’l Arpt Proj) AMT MBIA Series 97-6 5.75%, 12/01/22	7,675	7,622,963
Salem Cnty PCR (PSE&G Pwr) AMT Series 01A 5.75%, 4/01/31	1,500	1,277,055
South Jersey Port Corp. (Marine Terminal) AMT 5.20%, 1/01/23	1,000	882,940
Union Cnty Impr Auth MBIA Series 03A 5.25%, 8/15/23	2,885	2,895,848

		124,927,314

Alabama – 1.0%
Hlth Care Auth for Baptist Hlth ASSURED GTY Series B 9.00%, 11/15/37(b)†	1,575	1,575,000

California – 1.6%
California Series 03 5.25%, 11/01/25	1,000	976,820

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Comnty Dev Auth (Enloe Med Ctr) 5.50%, 8/15/23	$400	$384,656
6.25%, 8/15/28	1,165	1,177,710

		2,539,186

District Of Columbia – 0.7%
Dist of Columbia (Georgetown Univ) AMBAC Series B-1 7.00%, 4/01/41(b)†	1,150	1,150,000

Florida – 3.5%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,500	2,453,850
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	950	936,225
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	285	258,960
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Oblig Group) MBIA Series 2007D 8.00%, 11/15/37(b)†	825	825,000
Northern Palm Beach Cnty Impr Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	1,240	1,158,259

		5,632,294

Guam – 0.3%
Guam Govt (Wtr & Waste Sys Rev) Series 05 6.00%, 7/01/25	500	460,315

Illinois – 0.8%
Antioch Village Spl Svc Area (Clublands Proj) Series 03 6.625%, 3/01/33	1,000	804,780
Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	550	479,699

		1,284,479

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.3%
Port Auth of Columbiana Cnty SWFR (Apex Enviro LLC) AMT Series 04A 7.125%, 8/01/25	$500	$471,935

Pennsylvania – 1.1%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	420	353,241
Delaware River Joint Toll Brdg (PA/NJ Bridge) Series 03 5.00%, 7/01/28	1,625	1,503,515

		1,856,756

Puerto Rico – 6.0%
Puerto Rico Series 06A 5.25%, 7/01/22	500	456,305
Puerto Rico (Pub Impr) Series 01A 5.50%, 7/01/19	500	490,820
Series 04A 5.25%, 7/01/19	710	683,382
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	900	865,152
Series 08WW 5.375%, 7/01/23	2,165	2,020,703
Puerto Rico HFA 5.00%, 12/01/17	3,665	3,774,366
5.125%, 12/01/27	305	273,048
Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	1,260	1,165,513

		9,729,289

Texas – 0.5%
Camino Real Regl Mobility Auth 5.00%, 2/15/22	905	837,605

Virginia – 0.7%
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	1,200	1,210,428

Total Long-Term Municipal Bonds (cost $156,839,218)		151,674,601

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 3.8%
New Jersey – 3.6%
Camden Cnty Impr Auth (Harvest Village Proj) 5.20%, 7/01/29(c)	$500	$500,000
New Jersey EDA 4.00%, 9/01/31(c)	2,300	2,300,000
4.20%, 9/01/31(c)	500	500,000
New Jersey Hlth Care Fac (Southern Ocean Cnty Hosp) 7.46%, 7/01/36(c)	1,000	1,000,000
New Jersey Hlth Care Fac (Variable Rate COMP Program) 7.42%, 7/01/23(c)	1,555	1,555,000

		5,855,000

Colorado – 0.2%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.25%, 9/01/33(c)	300	300,000

Total Short-Term Municipal Notes (cost $6,155,000)		6,155,000

Total Municipal Obligations (cost $162,994,218)		157,829,601

SHORT-TERM INVESTMENTS – 0.5%
Time Deposit – 0.5%
The Bank of New York Mellon 1.00%, 10/01/08 (cost $868,000)	868	868,000

Total Investments – 97.5% (cost $163,862,218)		158,697,601
Other assets less liabilities – 2.5%		4,094,835

Net Assets – 100.0%		$162,792,436

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,000	10/21/16	BMA	*	4.1285%	$156,181

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

New Jersey Portfolio—Portfolio of Investments

(a)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(b)	Variable rate coupon, rate shown as of September 30, 2008.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $7,035,000 or 4.3% of net assets.

As of September 30, 2008, the Portfolio held 53% of net assets in insured bonds (of this amount 9% represents the Portfolio’s holding in pre-refunded insured bonds). 19% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSURED GTY – Assured Guaranty

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

HFA – Housing Finance Authority

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Group, Inc.

SWFR – Solid Waste Facility Revenue

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS –97.2%
Long-Term Municipal Bonds – 95.3%
Ohio – 80.3%
Akron MBIA Series 02 5.00%, 12/01/23	$1,000	$943,320
Brookville Loc Sch Dist FSA Series 03 5.00%, 12/01/26	2,000	2,155,120
Canton City Sch Dist MBIA Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,060,310
Central Ohio Solid Waste Auth AMBAC Series 04B 5.00%, 12/01/21	2,035	2,036,994
Cincinnati Technical Comnty Coll AMBAC Series 02 5.00%, 10/01/28	5,000	4,442,500
Cleveland (Prerefunded) AMBAC Series 04 5.25%, 12/01/24	1,200	1,312,644
(Prerefunded) MBIA Series 02 5.25%, 12/01/27	4,380	4,735,919
Cleveland (Police & Fire Pension Payment) 5.25%, 5/15/24	2,500	2,440,025
Cleveland Cuyahoga Port Auth (Rita Proj) RADIAN Series 04 5.00%, 11/15/19	1,850	1,805,230
Cleveland Cuyahoga Port Auth (Univ Heights Ohio-Pub Parking Proj) Series 01 7.35%, 12/01/31	2,000	1,960,520
Cleveland Pub Pwr Sys FGIC Series 06A 5.00%, 11/15/18	2,165	2,170,607
Cleveland Wtrwks MBIA 5.00%, 1/01/23	2,500	2,440,100
Columbus Sch Dist (Prerefunded) FGIC Series 03 5.00%, 12/01/24-12/01/25	4,730	5,063,985

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty Hosp Fac (Univ Hosp Hlth) Series 00 7.50%, 1/01/30	$1,900	$1,940,660
Cuyahoga Cnty MFHR (Livingston Park Apts) GNMA Series 02A 5.45%, 9/20/39	1,500	1,299,210
Cuyahoga Cnty MFHR (Longwood Proj) AMT GNMA Series 01 5.60%, 1/20/43	3,620	3,212,352
Dayton Arpt (James M Cox Dayton Int’l) RADIAN Series 03A 5.00%, 12/01/23	1,280	1,141,517
Dayton Sch Dist (Administrative Fac Proj) Series 03 6.00%, 12/01/19-12/01/21	3,040	3,194,756
Delaware Sch Dist MBIA Series 04 5.00%, 12/01/19	1,340	1,356,911
Dublin Sch Dist FSA Series 03 5.00%, 12/01/22	1,500	1,496,880
Erie Cnty Hosp (Firelands Med Ctr) Series 02A 5.625%, 8/15/32	1,500	1,337,055
Fairfield Cnty Hosp (Fairfield Med Ctr Proj) RADIAN Series 03 5.00%, 6/15/24	1,000	849,030
Franklin Cnty (OCLC Online Computer Library Ctr) Series 98A 5.20%, 10/01/20	2,800	2,830,156
Franklin Cnty MFHR (Agler Green) AMT GNMA Series 02A 5.65%, 5/20/32	770	690,574
5.80%, 5/20/44	1,150	1,011,195
Greater Cleveland Regl Transp Auth MBIA Series 04 5.00%, 12/01/24	1,350	1,303,452

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hamilton City Sch Dist MBIA 5.00%, 12/01/24	$1,000	$945,700
Hamilton Cnty (Prerefunded) AMBAC Series B 5.25%, 12/01/32	10,525	11,109,348
Hamilton Cnty (Unrefunded) AMBAC Series B 5.25%, 12/01/32	2,660	2,578,391
Hamilton Cnty Conv Fac Auth FGIC Series 04 5.00%, 12/01/23	1,330	1,234,865
Lucas Cnty Hlth Fac (Altenheim Proj) GNMA Series 99 5.50%, 7/20/40	3,200	3,008,192
Madeira City Sch Dist (Prerefunded) MBIA Series 04 5.00%, 12/01/22-12/01/23	2,665	2,870,925
Oak Hills Loc Sch Dist FSA Series 05 5.00%, 12/01/25	1,000	972,980
Ohio Series 04A 5.00%, 6/15/22	3,000	2,985,060
Ohio HFA SFMR (Mtg Rev) AMT GNMA Series 02 5.375%, 9/01/33	1,445	1,266,817
GNMA Series 02-A2 5.60%, 9/01/34	150	134,035
GNMA Series 02-A3 5.50%, 9/01/34	820	815,351
Ohio St Bldg Auth (Adult Correctional Proj) MBIA Series 04A 5.00%, 4/01/22	2,975	2,926,299
Ohio St Bldg Auth (St Fac-Admin Bldg Fd Proj) FSA Series 05A 5.00%, 4/01/24	1,500	1,463,670
Ohio St Hgr Ed Fac Comnty (Denison Univ Proj) Series 04 5.00%, 11/01/21-11/01/24	3,440	3,375,265

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio St Univ MBIA Series 04 5.00%, 12/01/22	$1,950	$1,872,078
Ohio SWDR (Anheuser-Busch) AMT Series 01 5.50%, 11/01/35	3,000	2,804,070
Ohio Wtr Dev Auth (Anheuser-Busch) AMT Series 99 6.00%, 8/01/38(a)	2,250	2,297,790
Pinnacle Comnty Fin Auth Series A 6.00%, 12/01/22	2,070	1,866,747
Port Auth of Columbiana Cnty SWFR (Apex Enviro LLC) AMT Series 04A 7.125%, 8/01/25	500	471,935
Princeton Sch Dist (Prerefunded) MBIA Series 03 5.00%, 12/01/24	1,600	1,724,096
Riversouth Auth (Area Redevelopment) Series 04A 5.25%, 12/01/21-12/01/22	2,000	2,031,660
Series 05A 5.00%, 12/01/24	3,590	3,481,367
Steubenville Hosp (Trinity Hlth) (Prerefunded) Series 00 6.50%, 10/01/30	2,500	2,688,825
Toledo Lucas Cnty Port Auth (Cargill, Inc. Project) Series 04B 4.50%, 12/01/15	2,500	2,401,550
Toledo Lucas Cnty Port Auth (Crocker Park Proj) Series 03 5.375%, 12/01/35	2,000	1,718,260
Toledo Lucas Cnty Port Auth (CSX Transp) Series 92 6.45%, 12/15/21	1,270	1,266,495
Toledo Sch Dist FGIC Series 03B 5.00%, 12/01/23	2,940	2,683,838

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Cincinnati COP (Univ Cincinnati Ctr Proj) MBIA 5.00%, 6/01/24	$4,470	$4,134,929
Youngstown City Sch Dist FSA 5.00%, 12/01/25	2,155	2,096,772

		124,458,332

California – 0.6%
California 5.25%, 4/01/29	5	4,812
Series 04 5.20%, 4/01/26	1,000	973,130

		977,942

Florida – 2.2%
Collier Cnty IDA (Southern St Util) AMT Series 96 6.50%, 10/01/25	200	200,046
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,000	1,963,080
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	920	906,660
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	300	272,589

		3,342,375

Georgia – 0.3%
Atlanta (Tax Alloc Bonds Eastside Proj) Series 05B 5.60%, 1/01/30	500	409,810

Illinois – 0.8%
Antioch Village Spl Svc Area (Deercrest Proj) Series 03 6.625%, 3/01/33	977	799,010

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	$565	$492,782

		1,291,792

Pennsylvania – 0.2%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	425	357,446

Puerto Rico – 10.9%
Puerto Rico Series 06A 5.25%, 7/01/22	500	456,305
Puerto Rico (Pub Impr) Series 01A 5.50%, 7/01/19	500	490,820
Puerto Rico Conv Ctr Dist Auth (Hotel Occupancy Rev) AMBAC Series 06A 5.00%, 7/01/18-7/01/19	6,370	6,059,464
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	2,530	2,364,310
5.375%, 7/01/24	1,030	958,065
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	496,110
Puerto Rico HFA 5.125%, 12/01/27	375	335,715
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	375	338,644
Puerto Rico Tobacco Settlement (Childrens Trust Fund) (Prerefunded) Series 00 6.00%, 7/01/26	4,000	4,206,440
Univ of Puerto Rico 5.00%, 6/01/22	1,350	1,209,154

		16,915,027

Total Long-Term Municipal Bonds (cost $153,405,955)		147,752,724

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.9%
Ohio – 0.3%
Allen County OH 4.25%, 10/01/31(b)	$500	$500,000

Colorado – 0.1%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.25%, 9/01/33(b)	100	100,000

Florida – 1.2%
Alachua Cnty Hlth Fac Auth 5.50%, 12/01/32(b)	500	500,000
Brevard Cnty Hlth Fac Auth (Hlth First Inc.) 5.50%, 8/01/14(b)	900	900,000
Broward Cnty Ed Fac Auth 5.50%, 4/01/24(b)	500	500,000

		1,900,000

Rhode Island – 0.3%
Rhode Island Hlth & Ed Bldg Corp. (Catholic Sch Pool Program Issue) 7.25%, 4/01/35(b)	500	500,000

Total Short-Term Municipal Notes (cost $3,000,000)		3,000,000

Total Investments – 97.2% (cost $156,405,955)		150,752,724
Other assets less liabilities – 2.8%		4,365,940

Net Assets – 100.0%		$155,118,664

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,600	8/01/16	BMA	*	4.0710%	$171,087

(a)	Variable rate coupon, rate shown as of September 30, 2008.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Ohio Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

As of September 30, 2008, the Portfolio held 50% of net assets in insured bonds (of this amount 19% represents the Portfolio’s holding in pre-refunded insured bonds). 18% and 18% of the Portfolio’s insured bonds were insured by AMBAC and MBIA, respectively.

Glossary:

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDD – Community Development District

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

SWDR – Solid Waste Disposal Revenue

SWFR – Solid Waste Facility Revenue

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS –97.3%
Long-Term Municipal Bonds – 95.3%
Pennsylvania – 76.2%
Allegheny Cnty Hgr Ed (Thiel Coll) ACA Series 99A 5.375%, 11/15/19-11/15/29	$2,500	$2,243,745
Allegheny Cnty Hosp Dev Auth (South Hills Hlth) (Prerefunded) Series 00B 6.75%, 5/01/25	1,555	1,656,075
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/28	200	140,770
Series 07A 5.00%, 11/15/17	800	672,840
Allegheny Cnty IDA (Residential Reserves Inc Proj) 5.00%, 9/01/21	500	444,335
(Prerefunded) Series 01 6.60%, 9/01/31	1,540	1,694,293
Allegheny Cnty IDA (USX Corp.) Series 98 5.50%, 12/01/29	2,680	2,264,519
Allegheny Cnty Redev Auth (Pittsburgh Mills Proj) 5.60%, 7/01/23	1,500	1,374,345
Allegheny Cnty Sanitation Auth (Swr Rev) MBIA Series 05A 5.00%, 12/01/24	7,490	6,825,862
Butler Cnty (Prerefunded) FGIC Series 03 5.25%, 7/15/26	1,625	1,756,592
Chester Upland Sch Dist 4.30%, 5/15/14	1,705	1,713,934
Coatesville Sch Dist 5.00%, 8/01/23	6,500	6,300,970
Crawford Cnty Hlth Fac (Westbury Methodist) Series 99 6.25%, 8/15/29	1,600	1,369,616

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware Cnty Hgr Ed (Eastern Coll) Series 99 5.625%, 10/01/28	$2,500	$2,226,425
Ephrata Area Sch Dist (Prerefunded) FGIC Series 05 5.00%, 3/01/22	1,000	1,070,620
Harrisburg Arpt Auth (Susquehanna Arpt Proj) AMT Series 99 5.50%, 1/01/24	3,490	2,842,675
Lancaster Swr Auth Rev MBIA Series 04 5.00%, 4/01/22	1,330	1,305,688
Lehigh Northampton Arpt Auth MBIA Series 00 6.00%, 5/15/30	4,400	4,185,236
Lycoming Cnty Hgr Ed (Coll of Technology) AMBAC Series 02 5.25%, 5/01/32	2,250	2,184,750
McKean Cnty Hosp Auth (Bradford Hosp Proj) ACA 5.00%, 10/01/17	1,205	1,064,533
Meadville XLCA 5.00%, 10/01/25	3,080	2,779,608
Montgomery Cnty Hgr Ed (Beaver Coll) (Prerefunded) RADIAN Series 99 5.70%, 4/01/27	6,000	6,098,220
Montgomery Cnty Hosp (Abington Mem Hosp) Series 02A 5.125%, 6/01/32	3,000	2,534,340
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	415	378,177
New Wilmington Muni Auth (Westminster Coll Proj) RADIAN 5.00%, 5/01/27	1,040	874,993

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania EDA (30th St Station ) AMT ACA Series 02 5.875%, 6/01/33	$2,085	$1,804,547
Pennsylvania EDA (Amtrak) AMT Series 01A 6.375%, 11/01/41	3,000	2,707,980
Pennsylvania Hgr Ed Fac Auth (Dickinson Coll) RADIAN Series 03AA-1 5.00%, 11/01/26	1,000	864,410
Pennsylvania Hgr Ed Fac Auth (Univ Hlth Sys) AMBAC Series 05A 5.00%, 8/15/20	2,000	2,019,560
Pennsylvania Hgr Ed Fac Auth (UPMC Hlth Sys) Series 01A 6.00%, 1/15/31	2,405	2,473,855
Pennsylvania IDA (St Revolving Fd) Series 08A 5.50%, 7/01/23	1,060	1,010,636
Philadelphia IDA (Prerefunded) FSA Series 01B 5.25%, 10/01/30	8,000	8,589,760
Philadelphia IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	350	291,200
Philadelphia Sch Dist (Prerefunded) FSA Series 03 5.25%, 6/01/26	5,000	5,361,950
Pittsburgh FSA Series 06C 5.25%, 9/01/17	5,000	5,203,200
Pittsburgh Pub Pkg Auth FGIC Series 05A 5.00%, 12/01/19	2,435	2,375,878
Pittsburgh Urban Redev Auth SFMR (Mtg Rev) AMT FHA Series 97A 6.25%, 10/01/28	790	790,071

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Potter Cnty Hosp (Charles Cole Mem) RADIAN Series 96 6.05%, 8/01/24	$4,340	$4,347,508
South Ctr Gen Auth (Hanover Hosp Inc.) RADIAN 5.00%, 12/01/25	1,570	1,410,692
South Ctr Gen Auth (Wellspan Hlth) MBIA Series 01 5.25%, 5/15/31	795	805,391
South Ctr Gen Auth (Wellspan Hlth) (Prerefunded) MBIA Series 01 5.25%, 5/15/31	3,905	4,182,997
St Pub Sch Bldg Auth (Colonial Northampton Inter Unit 20) FGIC Series 05 5.00%, 5/15/26	2,025	1,872,072
Wilkes-Barre Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	510	453,747

		102,568,615

Florida – 4.4%
Collier Cnty IDA (Southern St Util) AMT Series 96 6.50%, 10/01/25	400	400,092
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,000	1,963,080
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	1,015	1,000,282
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	300	272,589
Highlands Cnty Hlth Fac Auth (Adventist/Sunbelt Hosp) FSA Series 2005G 10.00%, 11/15/35(a)†	1,400	1,400,000

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern Palm Beach Cnty Impr Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	$900	$840,672

		5,876,715

Guam – 0.7%
Guam Govt (Wtr & Waste Sys Rev) Series 05 6.00%, 7/01/25	500	460,315
Guam Int’l Arpt Auth MBIA Series 03B 5.25%, 10/01/23	500	487,345

		947,660

Illinois – 1.5%
Antioch Village Spl Svc Area (Deercrest Proj) Series 03 6.625%, 3/01/33	1,000	817,820
Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	465	405,564
Yorkville CFD (Raintree Village) Series 03 6.875%, 3/01/33	800	764,944

		1,988,328

Puerto Rico – 10.0%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	500	451,645
Series 01A 5.50%, 7/01/19	500	490,820
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	800	724,448
5.375%, 7/01/24	1,530	1,423,145
Puerto Rico HFA 5.125%, 12/01/27	180	161,143
Puerto Rico Hwy & Transp Auth FGIC Series 03 5.25%, 7/01/14	3,195	3,229,442
FGIC Series 03G 5.25%, 7/01/14	3,335	3,392,095
(Prerefunded) FSA 5.00%, 7/01/27	2,260	2,406,471

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	$300	$270,915
Puerto Rico Pub Bldg Auth Series N 5.50%, 7/01/22	345	322,478
Univ of Puerto Rico 5.00%, 6/01/22	655	586,664

		13,459,266

Texas – 0.6%
Camino Real Regl Mobility Auth 5.00%, 2/15/22	845	782,073

Virgin Islands – 1.9%
Virgin Islands Pub Fin Auth (Virgin Islands Gross Receipts Taxes Loan Note) FSA Series 03 5.00%, 10/01/13-10/01/14	675	708,740
5.25%, 10/01/15-10/01/17	1,840	1,919,775

		2,628,515

Total Long-Term Municipal Bonds (cost $132,597,088)		128,251,172

Short-Term Municipal Notes – 2.0%
Pennsylvania – 0.4%
Lehigh Cnty (Lehigh Valley Hlth Network) 4.50%, 7/01/29(b)	500	500,000

Alaska – 0.1%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.25%, 7/01/37(b)	200	200,000

Florida – 1.5%
Jacksonville Econ Dev Commission (Methodist Refunding Proj) 5.50%, 10/01/15(b)	2,000	2,000,000

Total Short-Term Municipal Notes (cost $2,700,000)		2,700,000

Total Investments – 97.3% (cost $135,297,088)		130,951,172
Other assets less liabilities – 2.7%		3,583,946

Net Assets – 100.0%		$134,535,118

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

(a)	Variable rate coupon, rate shown as of September 30, 2008.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $1,400,000 or 1.0% of net assets.

As of September 30, 2008, the Portfolio held 66% of net assets in insured bonds (of this amount 22% represents the Portfolio’s holding in pre-refunded insured bonds). 24% of the Portfolio’s insured bonds were insured by FSA.

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDD – Community Development District

CFD – Community Facilities District

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FSA – Financial Security Assurance Inc.

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.0%
Long-Term Municipal Bonds – 92.4%
Virginia – 78.8%
Albemarle Cnty Ed Fac (The Convent Sch) Series 01A 7.75%, 7/15/32	$4,260	$4,350,397
Arlington Cnty IDA (Ogden Martin) AMT FSA Series 98B 5.25%, 1/01/09	2,295	2,304,868
Arlington Cnty MFHR (Arlington View Terrace) AMT FNMA Series 01 5.15%, 11/01/31	1,550	1,477,538
Arlington IDA (Arlington Hlth Sys) (Prerefunded) Series 01 5.25%, 7/01/31	5,900	6,312,646
Bell Creek CDD Series 03A 6.75%, 3/01/22	200	198,848
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	1,500	1,513,035
Celebrate North CDD (Spl Assmt Rev) Series 03B 6.60%, 3/01/25	1,250	1,191,038
Chesterfield Cnty (Elec & Pwr Co) Series 02 5.875%, 6/01/17	3,800	3,924,488
Dinwiddie Cnty IDA (Lease Rev) MBIA Series 04B 5.00%, 2/15/24	3,200	3,062,432
Dulles Town CDA (Dulles Town Ctr Proj) Series 98 6.25%, 3/01/26	1,990	1,839,098
Fairfax Cnty EDA (Goodwin House Inc.) 5.00%, 10/01/22	1,000	907,960

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fairfax Wtr Auth Series 02 5.00%, 4/01/32	$3,380	$3,262,241
Greater Richmond Hotel Tax (Conv Ctr Proj) (Prerefunded) Series 00 6.25%, 6/15/32	6,000	6,411,720
Hampton MBIA 5.00%, 1/15/20	6,105	6,176,917
Hampton Conv Ctr AMBAC Series 02 5.00%, 1/15/35	5,150	4,654,467
Hampton Roads Sanitation Dist 5.00%, 4/01/25	5,050	4,879,361
Harrisonburg IDA (Rockingham Mem Hosp) AMBAC 5.00%, 8/15/22-8/15/25	7,850	6,975,231
Harrisonburg MFHR (Greens of Salem Run) AMT FSA Series 97 6.30%, 4/01/29	1,110	1,110,200
James City Cnty Econ Dev Auth (Lease Rev Bonds) FSA 5.00%, 6/15/22	4,385	4,329,047
James City Cnty SWR (Anheuser Busch Proj) AMT Series 97 6.00%, 4/01/32	4,200	3,785,082
Montgomery Cnty IDA 5.00%, 2/01/24	2,000	1,842,620
Newport Comnty Dev Auth (Spl Assmt) 5.50%, 9/01/26	1,000	744,930
Newport News Hlth Care Fac (Mennowood) GNMA Series 96A 6.25%, 8/01/36	2,580	2,589,417
Newport News MFHR (Walker Village Proj) AMT GNMA Series 02A 5.55%, 9/20/34	1,880	1,676,170
5.65%, 3/20/44	1,660	1,488,671
Norfolk 5.00%, 4/01/21	7,800	7,837,518

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norfolk Arpt Auth (Air Cargo) AMT FGIC Series 01B 5.30%, 7/01/25	$10,000	$8,904,500
Series 02 6.25%, 1/01/30	985	850,380
Northwestern Regl Jail Auth MBIA 5.00%, 7/01/25	1,500	1,403,520
Portsmouth (Unrefunded Ref & Pub Util) FGIC Series B 5.00%, 6/01/26	95	91,119
Prince William MFHR (Woodwind Gables) AMT AMBAC Series 01A 5.30%, 12/01/34	2,760	2,352,845
Reynolds Crossing CDD 5.10%, 3/01/21	2,150	1,827,457
Richmond FSA Series 05A 5.00%, 7/15/22	2,500	2,480,150
Suffolk MBIA 5.00%, 2/01/20	3,000	3,042,660
Upper Occoquan Sewage Auth FSA 5.00%, 7/01/25	2,500	2,441,625
Virginia Beach (Wtr & Swr Rev) 5.00%, 10/01/30	2,000	1,900,200
Virginia Beach MFHR (Beth Sholom Terrace) GNMA Series 02 5.40%, 4/01/44	2,900	2,543,387
Virginia Biotechnology Auth (Consolidated Laboratories Proj) Series 01 5.00%, 9/01/21	4,170	4,213,660
Virginia Coll Bldg Auth (Prerefunded) 5.00%, 9/01/16-4/01/23	1,220	1,172,973
Virginia Coll Bldg Auth (Pub Hgr Ed Fin Program) 5.00%, 9/01/16	5,615	5,947,464
Series 05A 5.00%, 9/01/17	5,890	6,173,486

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia HDA MFHR (Rental Hsg) AMT Series 02B 5.50%, 4/01/27	$5,000	$4,683,350
Series 99 5.95%, 2/01/23	5,525	5,528,978
Virginia HDA SFMR (Mtg Rev) AMT Series 01D 5.40%, 6/01/24	3,155	3,009,586
Virginia Port Auth (Newport News) AMT Series 02 5.125%, 7/01/24	4,000	3,658,720
Virginia Port Auth Rev (Newport News) AMT Series 02 5.00%, 7/01/27	1,000	885,730
Virginia Small Business Fin Auth 5.125%, 9/01/22	710	629,195
Watkins Centre CDD 5.40%, 3/01/20	600	525,792

		149,112,717

California – 1.4%
California Statewide Comnty Dev Auth (Enloe Med Ctr) 5.50%, 8/15/23	660	634,682
6.25%, 8/15/28	1,910	1,930,838

		2,565,520

Florida – 0.5%
Highlands Cnty Hlth Fac Auth (Adventist Hlth Sys/Sunbelt Oblig Group) MBIA Series 2007D 8.00%, 11/15/37(a)†	975	975,000

Georgia – 0.2%
Atlanta (Tax Alloc Bonds Eastside Proj) Series 05B 5.60%, 1/01/30	500	409,810

Illinois – 0.7%
Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	465	405,564

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yorkville CFD (Raintree Village) Series 03 6.875%, 3/01/33	$1,000	$956,180

		1,361,744

New Jersey – 1.5%
New Jersey Ed Fac Auth (Kean Univ) FGIC Series 07 10.50%, 7/01/37(a)†	2,040	2,040,000
FGIC Series 2007E-2 10.00%, 7/01/37(a)†	900	900,000

		2,940,000

Puerto Rico – 9.3%
Puerto Rico (Pub Impr) Series 01A 5.50%, 7/01/19	500	490,820
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	800	747,608
MBIA 5.50%, 7/01/17	5,000	5,182,100
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	496,110
Puerto Rico HFA 5.00%, 12/01/20	4,870	4,931,962
5.125%, 12/01/27	290	259,619
Puerto Rico Hwy & Transp Auth FGIC Series 03 5.25%, 7/01/14	1,760	1,778,973
FGIC Series 03G 5.25%, 7/01/14	1,840	1,871,501
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	340	307,037
Univ of Puerto Rico 5.00%, 6/01/22	1,740	1,558,466

		17,624,196

Total Long-Term Municipal Bonds (cost $184,191,489)		174,988,987

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 4.6%
Virginia – 0.8%
Montgomery Cnty IDA (Virgina Tech Fndtn) 5.25%, 6/01/35(b)	$500	$500,000
Richmond IDA (Church Sch in the Diocese of Virginia) 5.25%, 12/01/31-5/01/35(b)	1,000	1,000,000

		1,500,000

Alaska – 0.7%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.25%, 7/01/37(b)	1,300	1,300,000

Colorado – 0.4%
Colorado Ed & Cultural Fac Auth (Natl Jewish Fed Bd Prog) 4.25%, 2/01/25-9/01/33(b)	800	800,000

Florida – 1.6%
Palm Beach Cnty (St Andrews Sch) 7.25%, 10/01/28(b)	2,000	2,000,000
Univ of North Florida Fndtn, Inc. (Parking Sys Rev Bonds) 6.25%, 5/01/28(b)	1,000	1,000,000

		3,000,000

Iowa – 0.8%
Iowa Hgr Ed Loan Auth 5.60%, 11/01/36(b)	1,500	1,500,000

Rhode Island – 0.3%
Rhode Island Hlth & Ed Bldg Corp. (Catholic Sch Pool Program Issue) 7.25%, 4/01/35(b)	500	500,000

Total Short-Term Municipal Notes (cost $8,600,000)		8,600,000

Total Investments – 97.0% (cost $192,791,489)		183,588,987
Other assets less liabilities – 3.0%		5,725,703

Net Assets – 100.0%		$189,314,690

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Virginia Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$7,000	12/01/17	BMA	*	3.7920%	$166,972

(a)	Variable rate coupon, rate shown as of September 30, 2008.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

†	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2008 and the aggregate market value of these securities amounted to $3,915,000 or 2.1% of net assets.

As of September 30, 2008, the Portfolio held 32% of net assets in insured bonds (of this amount 0% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDA – Community Development Administration

CDD – Community Development District

CFD – Community Facilities District

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HDA – Housing Development Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

SFMR – Single Family Mortgage Revenue

SWR – Solid Waste Revenue

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2008

	Arizona		Florida
Assets
Investments in securities, at value (cost: $215,940,748 and $167,914,805, respectively)	$207,366,187		$156,748,839
Cash	202,245		– 0	–
Unrealized appreciation of interest rate swap contracts	29,212		307,161
Interest receivable	2,826,372		3,044,851
Receivable for investment securities sold	2,220,000		1,755,000
Receivable for shares of beneficial interest sold	1,452,211		302,556

Total assets	214,096,227		162,158,407

Liabilities
Due to custodian	– 0	–	200,355
Unrealized depreciation of interest rate swap contracts	33,627		– 0	–
Payable for shares of beneficial interest redeemed	2,107,515		1,089,548
Dividends payable	227,997		181,339
Distribution fee payable	81,148		66,821
Advisory fee payable	63,754		42,167
Administrative fee payable	22,747		22,332
Transfer Agent fee payable	3,213		2,301
Accrued expenses and other liabilities	74,256		68,837

Total liabilities	2,614,257		1,673,700

Net Assets	$211,481,970		$160,484,707

Composition of Net Assets
Shares of beneficial interest, at par	$205,859		$172,506
Additional paid-in capital	220,542,321		174,903,334
Distributions in excess of net investment income	(201,924)		(196,816)
Accumulated net realized loss on investment transactions	(485,310)		(3,535,512)
Net unrealized depreciation of investments	(8,578,976)		(10,858,805)

	$211,481,970		$160,484,707

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$166,997,412	16,250,748	$10.28	*

Class B	$14,484,420	1,411,332	$10.26

Class C	$30,000,138	2,923,813	$10.26

Florida Portfolio
Class A	$118,867,420	12,778,931	$9.30	*

Class B	$12,628,159	1,357,029	$9.31

Class C	$28,989,128	3,114,665	$9.31

*	The maximum offering price per share for Class A shares of Arizona Portfolio and Florida Portfolio were $10.74 and $9.71, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Assets & Liabilities

	Massachusetts	Michigan
Assets
Investments in securities, at value (cost: $157,587,956 and $111,606,065, respectively)	$154,866,085	$109,284,619
Cash	265	435,617
Unrealized appreciation of interest rate swap contracts	470,486	339,980
Receivable for shares of beneficial interest sold	2,316,046	425,603
Interest receivable	2,026,828	1,737,489
Receivable for investment securities sold	1,630,000	1,170,000

Total assets	161,309,710	113,393,308

Liabilities
Payable for shares of beneficial interest redeemed	673,979	634,791
Dividends payable	157,217	109,600
Distribution fee payable	69,857	55,299
Advisory fee payable	44,040	36,298
Administrative fee payable	21,021	22,340
Transfer Agent fee payable	5,827	3,211
Accrued expenses and other liabilities	75,483	66,070

Total liabilities	1,047,424	927,609

Net Assets	$160,262,286	$112,465,699

Composition of Net Assets
Shares of beneficial interest, at par	$154,775	$111,338
Additional paid-in capital	166,369,536	115,028,927
Distributions in excess of net investment income	(158,060)	(135,674)
Accumulated net realized loss on investment transactions	(3,852,580)	(557,426)
Net unrealized depreciation of investments	(2,251,385)	(1,981,466)

	$160,262,286	$112,465,699

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Massachusetts Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$109,951,536	10,612,560	$10.36	*

Class B	$13,477,069	1,303,309	$10.34

Class C	$36,833,681	3,561,591	$10.34

Michigan Portfolio
Class A	$67,798,200	6,707,704	$10.11	*

Class B	$10,377,615	1,028,366	$10.09

Class C	$34,289,884	3,397,764	$10.09

*	The maximum offering price per share for Class A shares of Massachusetts Portfolio and Michigan Portfolio were $10.82 and $10.56, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Minnesota		New Jersey
Assets
Investments in securities, at value (cost: $96,687,381 and $163,862,218, respectively)	$93,995,638		$158,697,601
Cash	– 0	–	242
Unrealized appreciation of interest rate swap contracts	166,334		156,181
Interest receivable	1,421,104		2,277,783
Receivable for shares of beneficial interest sold	91,157		1,178,131
Receivable for investment securities sold	– 0	–	1,720,000

Total assets	95,674,233		164,029,938

Liabilities
Due to custodian	13,953		– 0	–
Payable for shares of beneficial interest redeemed	359,030		830,773
Dividends payable	95,690		181,135
Distribution fee payable	34,563		69,425
Advisory fee payable	22,366		53,981
Administrative fee payable	22,090		22,309
Transfer Agent fee payable	2,145		4,394
Accrued expenses and other liabilities	63,349		75,485

Total liabilities	613,186		1,237,502

Net Assets	$95,061,047		$162,792,436

Composition of Net Assets
Shares of beneficial interest, at par	$99,933		$178,288
Additional paid-in capital	98,422,178		179,646,460
Distributions in excess of net investment income	(103,060)		(174,148)
Accumulated net realized loss on investment transactions	(832,595)		(11,849,728)
Net unrealized depreciation of investments	(2,525,409)		(5,008,436)

	$95,061,047		$162,792,436

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Minnesota Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$78,063,473	8,207,479	$9.51	*

Class B	$2,805,088	294,968	$9.51

Class C	$14,192,486	1,490,888	$9.52

New Jersey Portfolio
Class A	$116,561,908	12,767,392	$9.13	*

Class B	$13,898,214	1,521,894	$9.13

Class C	$32,332,314	3,539,541	$9.13

*	The maximum offering price per share for Class A shares of Minnesota Portfolio and New Jersey Portfolio were $9.93 and $9.54, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Statement of Assets & Liabilities

	Ohio	Pennsylvania
Assets
Investments in securities, at value (cost: $156,405,955 and $135,297,088, respectively)	$150,752,724	$130,951,172
Cash	12,680	160,851
Unrealized appreciation of interest rate swap contracts	171,087	– 0	–
Interest receivable	2,646,753	2,304,137
Receivable for investment securities sold	1,792,750	1,400,000
Receivable for shares of beneficial interest sold	658,280	772,039

Total assets	156,034,274	135,588,199

Liabilities
Payable for shares of beneficial interest redeemed	549,496	716,066
Dividends payable	151,024	139,609
Distribution fee payable	71,854	59,082
Advisory fee payable	43,545	44,236
Administrative fee payable	22,262	22,330
Transfer Agent fee payable	3,693	3,608
Accrued expenses and other liabilities	73,736	68,150

Total liabilities	915,610	1,053,081

Net Assets	$155,118,664	$134,535,118

Composition of Net Assets
Shares of beneficial interest, at par	$164,417	$137,935
Additional paid-in capital	165,875,726	139,594,273
Distributions in excess of net investment income	(142,517)	(129,554)
Accumulated net realized loss on investment transactions	(5,296,818)	(721,620)
Net unrealized depreciation of investments	(5,482,144)	(4,345,916)

	$155,118,664	$134,535,118

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Ohio Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$101,481,154	10,754,182	$9.44	*

Class B	$16,191,556	1,717,361	$9.43

Class C	$37,445,954	3,970,138	$9.43

Pennsylvania Portfolio
Class A	$93,095,788	9,545,194	$9.75	*

Class B	$11,245,473	1,152,851	$9.75

Class C	$30,193,857	3,095,480	$9.75

*	The maximum offering price per share for Class A shares of Ohio Portfolio and Pennsylvania Portfolio were $9.86 and $10.18, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Virginia
Assets
Investments in securities, at value (cost $192,791,489)	$183,588,987
Cash	523,737
Unrealized appreciation of interest rate swap contracts	166,972
Interest receivable	2,435,191
Receivable for shares of beneficial interest sold	1,997,044
Receivable for investment securities sold	1,950,000

Total assets	190,661,931

Liabilities
Payable for shares of beneficial interest redeemed	950,423
Dividends payable	198,857
Distribution fee payable	77,021
Advisory fee payable	28,693
Administrative fee payable	22,340
Transfer Agent fee payable	3,016
Accrued expenses and other liabilities	66,891

Total liabilities	1,347,241

Net Assets	$189,314,690

Composition of Net Assets
Shares of beneficial interest, at par	$189,293
Additional paid-in capital	199,700,321
Undistributed net investment income	134,958
Accumulated net realized loss on investment transactions	(1,674,352)
Net unrealized depreciation of investments	(9,035,530)

$189,314,690

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Virginia Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$141,216,082	14,111,795	$10.01	*

Class B	$11,582,149	1,159,269	$9.99

Class C	$36,516,459	3,658,262	$9.98

*	The maximum offering price per share for Class A shares of Virginia Portfolio was $10.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Arizona	Florida
Investment Income
Interest	$10,211,098	$9,426,787

Expenses
Advisory fee (see Note B)	956,424	813,645
Distribution fee—Class A	474,767	390,893
Distribution fee—Class B	263,943	185,927
Distribution fee—Class C	278,885	319,196
Transfer agency—Class A	44,342	42,237
Transfer agency—Class B	13,275	11,066
Transfer agency—Class C	8,529	11,090
Custodian	106,447	108,758
Administrative	90,500	92,500
Audit	46,377	47,614
Legal	30,841	26,484
Registration	26,205	14,187
Printing	13,931	18,871
Trustees’ fees	5,109	5,534
Miscellaneous	8,996	12,425

Total expenses	2,368,571	2,100,427
Less: expenses waived and reimbursed by the Adviser (see Note B)	(328,509)	(334,827)
Less: expense offset arrangement (see Note B)	(2,280)	(1,696)

Net expenses	2,037,782	1,763,904

Net investment income	8,173,316	7,662,883

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(9,175)	460,402
Futures contracts	(56,521)	(50,306)
Swap contracts	151,675	231,700
Net change in unrealized appreciation/depreciation of:
Investments	(13,326,723)	(15,629,898)
Swap contracts	(94,150)	14,441

Net loss on investment transactions	(13,334,894)	(14,973,661)

Contributions from Adviser (see Note B)	– 0	–	21,273

Net Decrease in Net Assets from Operations	$(5,161,578)	$(7,289,505)

See notes to financial statements.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

Massachusetts	Michigan
Investment Income
Interest	$6,904,796	$5,679,724

Expenses
Advisory fee (see Note B)	657,528	534,659
Distribution fee—Class A	275,765	200,443
Distribution fee—Class B	188,325	154,884
Distribution fee—Class C	353,633	365,101
Transfer agency—Class A	38,802	34,041
Transfer agency—Class B	9,989	11,689
Transfer agency—Class C	15,838	20,585
Custodian	102,367	102,131
Administrative	92,500	92,500
Audit	42,376	41,432
Legal	29,050	26,178
Registration	27,411	17,479
Printing	10,730	10,560
Trustees’ fees	6,263	5,581
Miscellaneous	8,593	8,057

Total expenses	1,859,170	1,625,320
Less: expenses waived and reimbursed by the Adviser (see Note B)	(279,719)	(59,300)
Less: expense offset arrangement (see Note B)	(1,918)	(2,018)

Net expenses	1,577,533	1,564,002

Net investment income	5,327,263	4,115,722

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	4,891	(591,861)
Futures contracts	(34,768)	(31,661)
Swap contracts	258,271	172,465
Net change in unrealized appreciation/depreciation of:
Investments	(6,899,279)	(6,343,716)
Swap contracts	163,217	49,305

Net loss on investment transactions	(6,507,668)	(6,745,468)

Contributions from Adviser (see Note B)	287	– 0	–

Net Decrease in Net Assets from Operations	$(1,180,118)	$(2,629,746)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Statement of Operations

	Minnesota	New Jersey
Investment Income
Interest	$4,703,919	$8,169,998

Expenses
Advisory fee (see Note B)	438,818	733,013
Distribution fee—Class A	235,806	329,422
Distribution fee—Class B	48,013	201,985
Distribution fee—Class C	141,121	328,861
Transfer agency—Class A	35,908	55,125
Transfer agency—Class B	3,150	14,680
Transfer agency—Class C	7,186	17,880
Custodian	103,734	104,333
Administrative	92,500	92,500
Audit	40,481	44,402
Legal	30,372	26,281
Registration	13,255	17,561
Trustees’ fees	5,010	5,511
Printing	3,986	14,236
Miscellaneous	6,098	11,756

Total expenses	1,205,438	1,997,546
Less: expenses waived and reimbursed by the Adviser (see Note B)	(194,069)	(206,318)
Less: expense offset arrangement (see Note B)	(1,338)	(2,477)

Net expenses	1,010,031	1,788,751

Net investment income	3,693,888	6,381,247

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(640)	297,231
Futures contracts	(24,860)	(40,983)
Swap contracts	114,443	155,930
Net change in unrealized appreciation/depreciation of:
Investments	(5,428,909)	(11,270,833)
Swap contracts	14,560	(19,338)

Net loss on investment transactions	(5,325,406)	(10,877,993)

Net Decrease in Net Assets from Operations	$(1,631,518)	$(4,496,746)

See notes to financial statements.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Ohio	Pennsylvania
Investment Income
Interest	$7,833,588	$7,081,162

Expenses
Advisory fee (see Note B)	732,178	644,818
Distribution fee—Class A	299,716	287,203
Distribution fee—Class B	231,444	163,137
Distribution fee—Class C	396,564	312,447
Transfer agency—Class A	49,644	55,769
Transfer agency—Class B	14,754	13,039
Transfer agency—Class C	21,431	19,534
Custodian	106,359	106,584
Administrative	92,500	92,500
Audit	44,491	42,707
Legal	30,442	27,332
Printing	25,029	19,101
Registration	12,982	12,421
Trustees’ fees	4,998	5,840
Miscellaneous	11,023	13,259

Total expenses	2,073,555	1,815,691
Less: expenses waived and reimbursed by the Adviser (see Note B)	(248,529)	(119,248)
Less: expense offset arrangement (see Note B)	(2,417)	(2,252)

Net expenses	1,822,609	1,694,191

Net investment income	6,010,979	5,386,971

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	570,005	27,689
Futures contracts	(40,983)	(37,876)
Swap contracts	171,138	108,380
Net change in unrealized appreciation/depreciation of:
Investments	(10,842,830)	(9,506,148)
Swap contracts	(17,446)	(63,374)

Net loss on investment transactions	(10,160,116)	(9,471,329)

Net Decrease in Net Assets from Operations	$(4,149,137)	$(4,084,358)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Statement of Operations

Virginia
Investment Income
Interest	$8,959,390

Expenses
Advisory fee (see Note B)	841,105
Distribution fee—Class A	394,743
Distribution fee—Class B	179,220
Distribution fee—Class C	374,090
Transfer agency—Class A	50,752
Transfer agency—Class B	10,066
Transfer agency—Class C	15,934
Custodian	105,581
Administrative	92,500
Audit	43,983
Legal	29,977
Printing	18,885
Registration	13,923
Trustees’ fees	4,965
Miscellaneous	10,375

Total expenses	2,186,099
Less: expenses waived and reimbursed by the Adviser (see Note B)	(450,885)
Less: expense offset arrangement (see Note B)	(2,129)

Net expenses	1,733,085

Net investment income	7,226,305

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	28,845
Futures contracts	(47,198)
Swap contracts	213,579
Net change in unrealized appreciation/depreciation of:
Investments	(12,729,927)
Swap contracts	42,171

Net loss on investment transactions	(12,492,530)

Net Decrease in Net Assets from Operations	$(5,266,225)

See notes to financial statements.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,173,316	$7,983,394
Net realized gain on investment transactions	85,979	252,670
Net change in unrealized appreciation/depreciation of investments	(13,420,873)	(2,923,882)

Net increase (decrease) in net assets from operations	(5,161,578)	5,312,182
Dividends to Shareholders from
Net investment income
Class A	(6,374,797)	(5,586,668)
Class B	(877,735)	(1,503,920)
Class C	(929,319)	(858,229)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	20,333,217	(9,266,642)

Total increase (decrease)	6,989,788	(11,903,277)
Net Assets
Beginning of period	204,492,182	216,395,459

End of period (including distributions in excess of net investment income of $(201,924) and $(167,695), respectively)	$211,481,970	$204,492,182

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Statement of Changes in Net Assets

Florida
Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,662,883	$8,448,091
Net realized gain on investment transactions	641,796	1,815,917
Net change in unrealized appreciation/depreciation of investments	(15,615,457)	(5,072,460)
Contributions from Adviser (see Note B)	21,273	– 0	–

Net increase (decrease) in net assets from operations	(7,289,505)	5,191,548
Dividends to Shareholders from
Net investment income
Class A	(5,856,840)	(5,927,254)
Class B	(701,532)	(1,162,922)
Class C	(1,210,000)	(1,347,966)
Transactions in Shares of Beneficial Interest
Net decrease	(16,632,194)	(19,972,567)

Total decrease	(31,690,071)	(23,219,161)
Net Assets
Beginning of period	192,174,778	215,393,939

End of period (including distributions in excess of net investment income of $(196,816) and $(216,819), respectively)	$160,484,707	$192,174,778

See notes to financial statements.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

Massachusetts
Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,327,263	$5,199,361
Net realized gain on investment transactions	228,394	706,630
Net change in unrealized appreciation/depreciation of investments	(6,736,062)	(2,379,147)
Contributions from Adviser (see Note B)	287	– 0	–

Net increase (decrease) in net assets from operations	(1,180,118)	3,526,844
Dividends to Shareholders from
Net investment income
Class A	(3,695,120)	(2,817,460)
Class B	(630,334)	(1,161,698)
Class C	(1,180,855)	(1,224,095)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	32,919,269	(6,636,425)

Total increase (decrease)	26,232,842	(8,312,834)
Net Assets
Beginning of period	134,029,444	142,342,278

End of period (including distributions in excess of net investment income of $(158,060) and $(138,505), respectively)	$160,262,286	$134,029,444

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,115,722	$4,518,570
Net realized gain (loss) on investment transactions	(451,057)	257,392
Net change in unrealized appreciation/depreciation of investments	(6,294,411)	(1,714,414)

Net increase (decrease) in net assets from operations	(2,629,746)	3,061,548
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,574,535)	(2,417,113)
Class B	(489,229)	(857,768)
Class C	(1,154,917)	(1,252,927)
Net realized gain on investments
Class A	(131,968)	(259,975)
Class B	(37,691)	(121,587)
Class C	(75,845)	(165,841)
Transactions in Shares of Beneficial Interest
Net decrease	(2,707,760)	(12,725,856)

Total decrease	(9,801,691)	(14,739,519)
Net Assets
Beginning of period	122,267,390	137,006,909

End of period (including distributions in excess of net investment income of $(135,674) and $(119,904), respectively)	$112,465,699	$122,267,390

See notes to financial statements.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,693,888	$3,638,421
Net realized gain on investment transactions	88,943	109,122
Net change in unrealized appreciation/depreciation of investments	(5,414,349)	(1,546,923)

Net increase (decrease) in net assets from operations	(1,631,518)	2,200,620
Dividends to Shareholders from
Net investment income
Class A	(3,130,860)	(2,861,003)
Class B	(156,743)	(289,271)
Class C	(462,600)	(488,482)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	6,653,588	(2,156,615)

Total increase (decrease)	1,271,867	(3,594,751)
Net Assets
Beginning of period	93,789,180	97,383,931

End of period (including distributions in excess of net investment income of $(103,060) and $(98,041), respectively)	$95,061,047	$93,789,180

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	111

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,381,247	$6,157,969
Net realized gain on investment transactions	412,178	786,793
Net change in unrealized appreciation/depreciation of investments	(11,290,171)	(3,499,208)

Net increase (decrease) in net assets from operations	(4,496,746)	3,445,554
Dividends to Shareholders from
Net investment income
Class A	(4,590,422)	(3,710,850)
Class B	(700,370)	(1,267,491)
Class C	(1,143,165)	(1,167,676)
Transactions in Shares of Beneficial Interest
Net increase	12,279,186	4,248,623

Total increase	1,348,483	1,548,160
Net Assets
Beginning of period	161,443,953	159,895,793

End of period (including distributions in excess of net investment income of $(174,148) and $(162,334), respectively)	$162,792,436	$161,443,953

See notes to financial statements.

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Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,010,979	$6,168,587
Net realized gain on investment transactions	700,160	405,349
Net change in unrealized appreciation/depreciation of investments	(10,860,276)	(2,089,927)

Net increase (decrease) in net assets from operations	(4,149,137)	4,484,009
Dividends to Shareholders from
Net investment income
Class A	(3,999,609)	(3,576,771)
Class B	(762,572)	(1,200,354)
Class C	(1,309,943)	(1,382,134)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	2,015,616	(8,727,511)

Total decrease	(8,205,645)	(10,402,761)
Net Assets
Beginning of period	163,324,309	173,727,070

End of period (including distributions in excess of net investment income of $(142,517) and $(133,534) respectively)	$155,118,664	$163,324,309

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	113

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,386,971	$5,348,311
Net realized gain on investment transactions	98,193	159,957
Net change in unrealized appreciation/depreciation of investments	(9,569,522)	(2,145,660)

Net increase (decrease) in net assets from operations	(4,084,358)	3,362,608
Dividends to Shareholders from
Net investment income
Class A	(3,828,243)	(3,357,673)
Class B	(534,773)	(912,588)
Class C	(1,029,588)	(1,055,053)
Transactions in Shares of Beneficial Interest
Net decrease	(1,238,392)	(1,717,829)

Total decrease	(10,715,354)	(3,680,535)
Net Assets
Beginning of period	145,250,472	148,931,007

End of period (including distributions in excess of net investment income of $(129,554) and $(126,775), respectively)	$134,535,118	$145,250,472

See notes to financial statements.

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Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,226,305	$7,055,270
Net realized gain on investment transactions	195,226	1,088,302
Net change in unrealized appreciation/depreciation of investments	(12,687,756)	(3,747,643)

Net increase (decrease) in net assets from operations	(5,266,225)	4,395,929
Dividends to Shareholders from
Net investment income
Class A	(5,418,958)	(4,710,573)
Class B	(613,385)	(1,086,563)
Class C	(1,283,008)	(1,233,258)
Transactions in Shares of Beneficial Interest
Net increase	23,036,289	601,903

Total increase (decrease)	10,454,713	(2,032,562)
Net Assets
Beginning of period	178,859,977	180,892,539

End of period (including undistributed net investment income of $134,958 and $138,511, respectively)	$189,314,690	$178,859,977

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	115

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”), which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as an open-end management investment company. The Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio and Ohio Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price; the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”),

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

management has analyzed each Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of each Portfolio. Such fees are accrued daily and paid monthly.

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Notes to Financial Statements

The Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolios	Class A	Class B	Class C
Arizona	0.78%	1.48%	1.48%
Florida	0.78%	1.48%	1.48%
Massachusetts	0.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	0.90%	1.60%	1.60%
New Jersey	0.87%	1.57%	1.57%
Ohio	0.85%	1.55%	1.55%
Pennsylvania	0.95%	1.65%	1.65%
Virginia	0.72%	1.42%	1.42%

For the year ended September 30, 2008, the Adviser has voluntarily agreed to waive a portion of its advisory fees. The aggregate amounts of such fee waivers were as follows: Arizona Portfolio, $328,509; Florida Portfolio, $334,827; Massachusetts Portfolio, $279,719; Michigan Portfolio, $59,300; Minnesota Portfolio, $194,069; New Jersey Portfolio, $206,318; Ohio Portfolio, $248,529; Pennsylvania Portfolio, $119,248, and Virginia Portfolio, $450,885.

During the year ended September 30, 2008, the Adviser made payments of $21,273 and $287 to the Florida Portfolio and Massachusetts Portfolio, respectively, for losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios paid $90,500, $92,500, $92,500, $92,500, $92,500, $92,500, $92,500, $92,500, and $92,500, respectively, to the Adviser representing the cost of certain legal and accounting services provided to these Portfolios by the Adviser for the year ended September 30, 2008. Additionally, the Adviser voluntarily agreed to waive a portion of such fees for the Michigan, Minnesota and Virginia Portfolios in the amount of $24,500 each.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement, for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2008, such compensation retained by ABIS amounted to: Arizona Portfolio, $33,393; Florida Portfolio, $26,326; Massachusetts Portfolio, $31,002; Michigan Portfolio, $38,083; Minnesota Portfolio, $25,554; New Jersey Portfolio, $47,125; Ohio Portfolio, $40,224; Pennsylvania Portfolio, $42,348; and Virginia Portfolio, $35,628.

For the year ended September 30, 2008, each Portfolio’s expenses were reduced under an expense offset arrangement with ABIS, as follows: Arizona Portfolio, by $2,280; Florida Portfolio, by $1,696; Massachusetts Portfolio, by $1,918;

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

Michigan Portfolio, by $2,018; Minnesota Portfolio, by $1,338; New Jersey Portfolio, by $2,477; Ohio Portfolio, by $2,417; Pennsylvania Portfolio, by $2,252; and Virginia Portfolio, by $2,129.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2008 as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
Arizona	$31,380	$	– 0	–	$8,413	$10,705
Florida	12,741		– 0	–	3,415	2,109
Massachusetts	23,369		13,974		2,979	2,709
Michigan	9,132		– 0	–	5,195	2,997
Minnesota	9,021		– 0	–	212	994
New Jersey	11,500		– 0	–	10,090	1,481
Ohio	13,824		– 0	–	5,689	3,643
Pennsylvania	12,441		– 0	–	3,961	3,582
Virginia	27,568		3,000		7,012	8,857

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of each Portfolio’s average daily net assets attributable to both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,553,393	$1,617,357
Florida	3,910,567	2,976,702
Massachusetts	3,492,430	3,180,999
Michigan	3,257,372	3,936,820
Minnesota	2,673,051	2,450,145
New Jersey	5,392,401	3,179,769
Ohio	4,446,897	3,436,185
Pennsylvania	3,664,243	3,112,483
Virginia	3,678,824	2,524,957

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees

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Notes to Financial Statements

payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2008 were as follows:

Portfolio	Purchases	Sales
Arizona	$66,043,119	$50,356,240
Florida	50,449,658	51,589,951
Massachusetts	69,671,426	41,770,450
Michigan	13,946,246	23,833,579
Minnesota	18,051,604	6,295,000
New Jersey	58,521,698	47,398,000
Ohio	11,380,052	14,035,750
Pennsylvania	12,045,170	12,246,917
Virginia	72,442,031	45,186,180

There were no purchases or sales of U.S. government and government agency obligations during the period.

At September 30, 2008, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows (excluding swap contracts):

Portfolio	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Arizona	$215,954,923	$2,967,890	$(11,556,626)	$(8,588,736)
Florida	167,970,412	1,075,140	(12,296,713)	(11,221,573)
Massachusetts	157,662,208	2,954,699	(5,750,822)	(2,796,123)
Michigan	111,632,232	2,190,471	(4,538,084)	(2,347,613)
Minnesota	96,713,859	1,269,273	(3,987,494)	(2,718,221)
New Jersey	163,963,922	2,200,166	(7,466,487)	(5,266,321)
Ohio	156,405,955	2,624,009	(8,277,240)	(5,653,231)
Pennsylvania	135,298,176	2,331,300	(6,678,304)	(4,347,004)
Virginia	193,036,033	1,487,347	(10,934,393)	(9,447,046)

1. Swap Agreements

The Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

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Notes to Financial Statements

2. Financial Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolios bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of securities hedged or used to cover.

At the time the Portfolios enter into a futures contract, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Arizona Portfolio
Class A
Shares sold	4,204,678	2,766,270	$45,614,871	$30,384,819

Shares issued in reinvestment of dividends	333,863	280,820	3,615,525	3,089,209

Shares converted from Class B	1,620,765	782,156	17,461,169	8,579,497

Shares redeemed	(2,892,144)	(3,391,027)	(31,283,592)	(37,333,814)

Net increase	3,267,162	438,219	$35,407,973	$4,719,711

Class B
Shares sold	55,333	127,421	$599,049	$1,399,763

Shares issued in reinvestment of dividends	52,976	86,848	574,301	954,741

Shares converted to Class A	(1,623,652)	(783,487)	(17,461,169)	(8,579,497)

Shares redeemed	(385,306)	(829,571)	(4,165,558)	(9,127,821)

Net decrease	(1,900,649)	(1,398,789)	$(20,453,377)	$(15,352,814)

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Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Arizona Portfolio
Class C
Shares sold	978,400	444,707	$10,576,533	$4,885,740

Shares issued in reinvestment of dividends	46,225	39,335	499,700	432,055

Shares redeemed	(527,110)	(359,929)	(5,697,612)	(3,951,334)

Net increase	497,515	124,113	$5,378,621	$1,366,461

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Florida Portfolio
Class A
Shares sold	1,244,054	2,154,467	$12,437,941	$22,078,165

Shares issued in reinvestment of dividends	266,157	226,727	2,656,332	2,316,613

Shares converted from Class B	728,660	627,086	7,241,515	6,400,734

Shares redeemed	(2,755,431)	(3,116,944)	(27,444,836)	(31,972,822)

Net decrease	(516,560)	(108,664)	$(5,109,048)	$(1,177,310)

Class B
Shares sold	94,122	93,518	$941,273	$958,350

Shares issued in reinvestment of dividends	32,169	43,978	321,712	450,211

Shares converted to Class A	(728,577)	(626,774)	(7,241,515)	(6,400,734)

Shares redeemed	(368,950)	(868,274)	(3,684,766)	(8,893,397)

Net decrease	(971,236)	(1,357,552)	$(9,663,296)	$(13,885,570)

Class C
Shares sold	249,585	261,437	$2,507,136	$2,682,018

Shares issued in reinvestment of dividends	62,372	62,298	622,918	637,392

Shares redeemed	(498,797)	(803,729)	(4,989,904)	(8,229,097)

Net decrease	(186,840)	(479,994)	$(1,859,850)	$(4,909,687)

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Massachusetts Portfolio
Class A
Shares sold	4,128,095	1,720,779	$44,372,359	$18,695,450

Shares issued in reinvestment of dividends	230,116	178,128	2,480,227	1,932,440

Shares converted from Class B	895,820	705,338	9,635,577	7,632,486

Shares redeemed	(1,519,783)	(1,496,587)	(16,374,152)	(16,244,603)

Net increase	3,734,248	1,107,658	$40,114,011	$12,015,773

Class B
Shares sold	100,242	60,339	$1,080,329	$655,401

Shares issued in reinvestment of dividends	41,106	73,458	442,912	796,396

Shares converted to Class A	(897,654)	(706,644)	(9,635,577)	(7,632,486)

Shares redeemed	(277,414)	(865,840)	(2,996,388)	(9,395,094)

Net decrease	(1,033,720)	(1,438,687)	$(11,108,724)	$(15,575,783)

Class C
Shares sold	821,182	276,302	$8,823,279	$2,999,884

Shares issued in reinvestment of dividends	77,110	75,619	829,782	819,486

Shares redeemed	(532,530)	(636,361)	(5,739,079)	(6,895,785)

Net increase (decrease)	365,762	(284,440)	$3,913,982	$(3,076,415)

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Michigan Portfolio
Class A
Shares sold	1,080,726	887,203	$11,532,381	$9,585,224

Shares issued in reinvestment of dividends and distributions	176,907	162,907	1,882,966	1,750,933

Shares converted from Class B	682,589	466,181	7,241,606	5,013,420

Shares redeemed	(1,188,357)	(1,510,021)	(12,656,416)	(16,331,669)

Net increase	751,865	6,270	$8,000,537	$17,908

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Michigan Portfolio
Class B
Shares sold	90,711	91,982	$964,433	$994,862

Shares issued in reinvestment of dividends and distributions	37,834	67,000	402,970	724,001

Shares converted to Class A	(683,936)	(467,049)	(7,241,606)	(5,013,420)

Shares redeemed	(330,066)	(607,176)	(3,528,128)	(6,543,883)

Net decrease	(885,457)	(915,243)	$(9,402,331)	$(9,838,440)

Class C
Shares sold	398,785	363,422	$4,231,371	$3,922,697

Shares issued in reinvestment of dividends and distributions	89,727	99,515	954,324	1,074,912

Shares redeemed	(610,380)	(731,779)	(6,491,661)	(7,902,933)

Net decrease	(121,868)	(268,842)	$(1,305,966)	$(2,905,324)

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Minnesota Portfolio
Class A
Shares sold	1,668,885	1,193,213	$16,714,379	$12,051,009

Shares issued in reinvestment of dividends	152,740	129,201	1,527,289	1,306,955

Shares converted from Class B	323,769	223,159	3,228,208	2,255,830

Shares redeemed	(1,243,316)	(1,215,922)	(12,400,056)	(12,305,707)

Net increase	902,078	329,651	$9,069,820	$3,308,087

Class B
Shares sold	13,396	17,933	$134,532	$181,240

Shares issued in reinvestment of dividends	10,124	17,320	101,447	175,322

Shares converted to Class A	(323,855)	(223,174)	(3,228,208)	(2,255,830)

Shares redeemed	(58,856)	(194,869)	(589,025)	(1,972,334)

Net decrease	(359,191)	(382,790)	$(3,581,254)	$(3,871,602)

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Minnesota Portfolio
Class C
Shares sold	233,481	162,887	$2,333,859	$1,647,191

Shares issued in reinvestment of dividends	34,930	34,732	349,651	351,815

Shares redeemed	(151,604)	(354,709)	(1,518,488)	(3,592,106)

Net increase (decrease)	116,807	(157,090)	$1,165,022	$(1,593,100)

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

New Jersey Portfolio
Class A
Shares sold	3,311,142	2,528,204	$31,734,493	$24,841,959

Shares issued in reinvestment of dividends	246,294	174,632	2,372,772	1,717,554

Shares converted from Class B	1,120,704	1,114,062	10,789,107	10,956,461

Shares redeemed	(2,277,655)	(1,820,739)	(21,834,614)	(17,929,193)

Net increase	2,400,485	1,996,159	$23,061,758	$19,586,781

Class B
Shares sold	178,462	230,788	$1,717,216	$2,282,546

Shares issued in reinvestment of dividends	52,203	83,423	503,984	822,563

Shares converted to Class A	(1,120,628)	(1,113,786)	(10,789,107)	(10,956,461)

Shares redeemed	(382,929)	(712,564)	(3,699,683)	(7,036,793)

Net decrease	(1,272,892)	(1,512,139)	$(12,267,590)	$(14,888,145)

Class C
Shares sold	550,100	414,891	$5,287,856	$4,088,672

Shares issued in reinvestment of dividends	83,299	75,244	802,885	741,324

Shares redeemed	(477,565)	(533,730)	(4,605,723)	(5,280,009)

Net increase (decrease)	155,834	(43,595)	$1,485,018	$(450,013)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Ohio Portfolio
Class A
Shares sold	2,035,533	1,399,191	$20,324,202	$14,137,483

Shares issued in reinvestment of dividends	259,663	214,063	2,590,239	2,163,056

Shares converted from Class B	891,776	620,790	8,868,001	6,257,275

Shares redeemed	(1,756,660)	(1,561,050)	(17,555,833)	(15,764,681)

Net increase	1,430,312	672,994	$14,226,609	$6,793,133

Class B
Shares sold	150,118	150,177	$1,489,858	$1,521,552

Shares issued in reinvestment of dividends	57,242	84,421	571,517	853,153

Shares converted to Class A	(892,674)	(621,313)	(8,868,001)	(6,257,274)

Shares redeemed	(525,944)	(801,933)	(5,248,383)	(8,119,896)

Net decrease	(1,211,258)	(1,188,648)	$(12,055,009)	$(12,002,465)

Class C
Shares sold	434,992	347,876	$4,333,684	$3,517,661

Shares issued in reinvestment of dividends	94,190	91,537	939,482	925,052

Shares redeemed	(545,596)	(787,261)	(5,429,150)	(7,960,892)

Net decrease	(16,414)	(347,848)	$(155,984)	$(3,518,179)

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Pennsylvania Portfolio
Class A
Shares sold	1,417,866	1,156,884	$14,631,504	$12,172,306

Shares issued in reinvestment of dividends	232,299	178,266	2,397,456	1,872,837

Shares converted from Class B	711,726	787,273	7,323,360	8,251,502

Shares redeemed	(1,687,782)	(921,004)	(17,429,553)	(9,680,328)

Net increase	674,109	1,201,419	$6,922,767	$12,616,317

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Pennsylvania Portfolio
Class B
Shares sold	134,392	119,545	$1,388,555	$1,256,533

Shares issued in reinvestment of dividends	34,044	48,295	352,157	507,960

Shares converted from Class B	(711,826)	(787,067)	(7,323,360)	(8,251,502)

Shares redeemed	(346,598)	(498,704)	(3,595,931)	(5,247,064)

Net decrease	(889,988)	(1,117,931)	$(9,178,579)	$(11,734,073)

Class C
Shares sold	436,148	193,933	$4,505,635	$2,041,982

Shares issued in reinvestment of dividends	68,442	64,650	706,780	679,552

Shares redeemed	(406,109)	(506,022)	(4,194,995)	(5,321,607)

Net increase (decrease)	98,481	(247,439)	$1,017,420	$(2,600,073)

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Virginia Portfolio
Class A
Shares sold	3,424,960	1,707,960	$36,167,452	$18,376,267

Shares issued in reinvestment of dividends	300,262	223,873	3,178,233	2,404,271

Shares converted from Class B	956,875	885,555	10,060,975	9,502,541

Shares redeemed	(1,789,684)	(1,683,978)	(18,890,631)	(18,111,444)

Net increase	2,892,413	1,133,410	$30,516,029	$12,171,635

Class B
Shares sold	108,002	112,869	$1,139,032	$1,206,823

Shares issued in reinvestment of dividends	40,148	63,323	425,388	679,913

Shares converted to Class A	(958,536)	(887,073)	(10,060,975)	(9,502,541)

Shares redeemed	(232,512)	(506,226)	(2,467,859)	(5,440,306)

Net decrease	(1,042,898)	(1,217,107)	$(10,964,414)	$(13,056,111)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

Virginia Portfolio
Class C
Shares sold	840,397	467,527	$8,883,532	$5,013,282

Shares issued in reinvestment of dividends	87,183	71,574	920,968	766,840

Shares redeemed	(602,275)	(400,643)	(6,319,826)	(4,293,743)

Net increase	325,305	138,458	$3,484,674	$1,486,379

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2008.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

Arizona Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$8,156,800	$7,948,817
Ordinary income	25,051	—

Total distributions paid	$8,181,851	$7,948,817

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$25,538
Accumulated capital and other losses	(471,133	)(a)
Unrealized appreciation/(depreciation)	(8,592,616	)(b)

Total accumulated earnings/(deficit)	$(9,038,211	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $471,133 of which $383,250 expires in the year 2010 and $87,883 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $81,545. The Portfolio had a capital loss carryforward expire in the amount of $167,868 in the current fiscal year.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps, capital loss carryforward expiration, and a prior period adjustment resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Florida Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$7,641,385	$8,438,142
Ordinary income	126,987	—

Total distributions paid	$7,768,372	$8,438,142

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,479,905	)(a)
Unrealized appreciation/(depreciation)	(10,929,889	)(b)

Total accumulated earnings/(deficit)	$(14,409,794	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $3,479,905 of which $3,475,986 expires in the year 2009 and $3,919 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $568,074. The Portfolio had a capital loss carryforward expire in the amount of $1,948,045 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps, capital loss carryforward expiration, excess taxable distributions, contributions from adviser, and a prior period adjustment resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Massachusetts Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$5,361,875	$5,197,763
Ordinary income	144,434	5,490

Total distributions paid	$5,506,309	$5,203,253

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$20,850
Accumulated capital and other losses	(3,778,328	)(a)
Unrealized appreciation/(depreciation)	(2,347,329	)(b)

Total accumulated earnings/(deficit)	$(6,104,807	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $3,778,328 of which $1,585,051 expires in the year 2009 and $2,193,277 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $69,190. The Portfolio had a capital loss carryforward expire in the amount of $4,946,731 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

Michigan Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$4,125,020	$4,495,268
Ordinary income	218,750	21,710
Long term capital gains	120,415	558,233

Total distributions paid	$4,464,185	$5,075,211

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(531,259	)(a)
Unrealized appreciation/(depreciation)	(2,033,707	)(b)

Total accumulated earnings/(deficit)	$(2,564,966	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,899 of which expires in the year 2016. To the extent future capital gains are offset of capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are believed to arise on the first business day of Portfolio’s next taxable year. For the year ended September 30, 2008, the Portfolio defers to November 1, 2008 post-October capital losses of $529,360.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps, dividend reclassification, and excess taxable distributions resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

Minnesota Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$3,689,423	$3,624,953
Ordinary income	60,780	13,803

Total distributions paid	$3,750,203	$3,638,756

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(806,117	)(a)
Unrealized appreciation/(depreciation)	(2,559,257	)(b)

Total accumulated earnings/(deficit)	$(3,365,374	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $806,117 of which $160,146 expires in the year 2009, $46,432 expires in the year 2010, $179,795 expires in the year 2011, $142,635 expires in the year 2012 and $277,109 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $39,992. The Portfolio had a capital loss carryforwards expire in the amount of $731,683 in the current fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps, capital loss carryforward expiration, and excess taxable distributions resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

New Jersey Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$6,383,489	$6,146,017
Ordinary income	50,468	—

Total distributions paid	$6,433,957	$6,146,017

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$15,059
Accumulated capital and other losses	(11,748,025	)(a)
Unrealized appreciation/(depreciation)	(5,118,211	)(b)

Total accumulated earnings/(deficit)	$(16,851,177	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $11,748,025 of which $1,077,263 expires in the year 2009, $4,688,584 expires in the year 2010, $5,617,272 expires in the year 2011 and $364,906 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $368,291. The Portfolio had a capital carryforward expire in the amount of $615,745 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps, capital loss carryforward expiration and a prior period adjustment resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Ohio Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$6,007,728	$6,150,596
Ordinary income	64,396	8,663

Total distributions paid	$6,072,124	$6,159,259

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	$16,088
Accumulated capital and other losses	(5,296,818	)(a)
Unrealized appreciation/(depreciation)	(5,489,725	)(b)

Total accumulated earnings/(deficit)	$(10,770,455	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $5,296,818 of which $1,639,021 expires in the year 2009, $3,620,192 expires in the year 2011 and $37,605 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carry-forwards of $647,998. The Portfolio had a capital loss carryforward expire in the amount of $234,228 in the current fiscal year.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

Pennsylvania Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$5,353,271	$5,317,153
Ordinary income	39,333	8,161

Total distributions paid	$5,392,604	$5,325,314

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	$10,055
Accumulated capital and other losses	(720,532	)(a)
Unrealized appreciation/(depreciation)	(4,347,004	)(b)

Total accumulated earnings/(deficit)	$(5,057,481	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $720,532 of which $274,791 expires in the year 2010, $445,741 expires in the year 2011. To the extent future capital gains are offset by capital loss carry-forwards, such gains will not be distributed. During the fiscal year ended September 30, 2008 the Portfolio utilized capital loss carryforwards of $95,339. The Portfolio had a capital loss carryforward expire in the amount of $1,196,910 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

Virginia Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$7,210,855	$7,022,505
Ordinary income	104,496	7,889

Total distributions paid	$7,315,351	$7,030,394

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$334,027
Accumulated capital and other losses	(1,429,808	)(a)
Unrealized appreciation/(depreciation)	(9,280,287	)(b)

Total accumulated earnings/(deficit)	$(10,376,068	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,429,808 of which, $604,484 expires in the year 2009, $793,446 expires in the year 2010 and $31,878 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the portfolio utilized capital loss carry-forwards of $109,733.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps resulted in a net increase in undistributed net investment income, and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE H

Risks Involved in Investing in the Fund

Credit Risk—The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.93	$ 11.07	$ 11.06		$ 10.95	$ 10.76

Income From Investment Operations
Net investment income(b)(c)	.44	.44	.45		.47	.51
Net realized and unrealized gain (loss) on investment transactions	(.65)	(.14)	.01		.11	.19

Net increase (decrease) in net asset value from operations	(.21)	.30	.46		.58	.70

Less: Dividends
Dividends from net investment income	(.44)	(.44)	(.45)		(.47)	(.51)

Net asset value, end of period	$ 10.28	$ 10.93	$ 11.07		$ 11.06	$ 10.95

Total Return
Total investment return based on net asset value(d)	(2.08)%	2.78%	4.28%		5.36%	6.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,997	$141,882	$138,880		$111,704	$88,701
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78%	.78%	.78	%(e)	.78%	.78%
Expenses, before waivers/reimbursements	.93%	.96%	.95	%(e)	.97%	1.13%
Net investment income, net of waivers/reimbursements	4.02%	4.03%	4.11	%(e)	4.22%	4.69%
Portfolio turnover rate	25%	8%	20%		25%	28%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class B
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.91	$ 11.05	$ 11.04		$ 10.94	$ 10.74

Income From Investment Operations
Net investment income(b)(c)	.36	.37	.38		.39	.43
Net realized and unrealized gain (loss) on investment transactions	(.65)	(.15)	– 0	–	.10	.20

Net increase (decrease) in net asset value from operations	(.29)	.22	.38		.49	.63

Less: Dividends
Dividends from net investment income	(.36)	(.36)	(.37)		(.39)	(.43)

Net asset value, end of period	$ 10.26	$ 10.91	$ 11.05		$ 11.04	$ 10.94

Total Return
Total investment return based on net asset value(d)	(2.76)%	2.07%	3.56%		4.56%	5.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,485	$36,136	$52,070		$63,255	$76,951
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%	1.48%	1.48	%(e)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.66%	1.67%	1.66	%(e)	1.68%	1.84%
Net investment income, net of waivers/reimbursements	3.32%	3.33%	3.42	%(e)	3.54%	4.00%
Portfolio turnover rate	25%	8%	20%		25%	28%

See footnote summary on page 166.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class C
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.91	$ 11.05	$ 11.04		$ 10.94	$ 10.74

Income From Investment Operations
Net investment income(b)(c)	.36	.37	.37		.39	.43
Net realized and unrealized gain (loss) on investment transactions	(.65)	(.14)	.01		.10	.20

Net increase (decrease) in net asset value from operations	(.29)	.23	.38		.49	.63

Less: Dividends
Dividends from net investment income	(.36)	(.37)	(.37)		(.39)	(.43)

Net asset value, end of period	$ 10.26	$ 10.91	$ 11.05		$ 11.04	$ 10.94

Total Return
Total investment return based on net asset value(d)	(2.76)%	2.07%	3.56%		4.56%	5.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,000	$26,474	$25,445		$24,926	$20,305
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%	1.48%	1.48	%(e)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.64%	1.66%	1.65	%(e)	1.67%	1.84%
Net investment income, net of waivers/reimbursements	3.33%	3.34%	3.42	%(e)	3.53%	4.00%
Portfolio turnover rate	25%	8%	20%		25%	28%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Florida Portfolio
Class A
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.15	$ 10.32	$ 10.28	$ 10.25	$ 10.17

Income From Investment Operations
Net investment income(b)(c)	.44	.45	.46	.47	.49
Net realized and unrealized gain (loss) on investment transactions	(.84)	(.17)	.04	.03	.08
Contributions from Adviser (see Note B)	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.40)	.28	.50	.50	.57

Less: Dividends
Dividends from net investment income	(.45)	(.45)	(.46)	(.47)	(.49)

Net asset value, end of period	$ 9.30	$ 10.15	$ 10.32	$ 10.28	$ 10.25

Total Return
Total investment return based on net asset value(d)	(4.16)%	2.80%	5.00%	5.01%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118,868	$134,989	$138,307	$127,541	$101,529
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.78%	.78%	.78	%(e)	.78%	.78%
Expenses, before waivers/reimbursements	.96%	.96%	.98	%(e)	1.08%	1.12%
Expenses, before waivers/reimbursements excluding interest expense	.96%	.96%	.94	%(e)	.98%	1.11%
Net investment income, net of waivers/reimbursements	4.44%	4.43%	4.51	%(e)	4.60%	4.83%
Portfolio turnover rate	29%	23%	27%	23%	22%

See footnote summary on page 166.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Florida Portfolio
Class B
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.16	$ 10.32	$ 10.29	$ 10.26	$ 10.18

Income From Investment Operations
Net investment income(b)(c)	.37	.38	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.84)	(.16)	.03	.03	.08
Contributions from Adviser (see Note B)	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.47)	.22	.42	.43	.50

Less: Dividends
Dividends from net investment income	(.38)	(.38)	(.39)	(.40)	(.42)

Net asset value, end of period	$ 9.31	$ 10.16	$ 10.32	$ 10.29	$ 10.26

Total Return
Total investment return based on net asset value(d)	(4.82)%	2.18%	4.17%	4.29%	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,628	$23,646	$38,045	$53,996	$79,266
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.48%	1.48%	1.48	%(e)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.69%	1.68%	1.69	%(e)	1.78%	1.83%
Expenses, before waivers/reimbursements excluding interest expense	1.69%	1.68%	1.65	%(e)	1.68%	1.82%
Net investment income, net of waivers/reimbursements	3.72%	3.73%	3.80	%(e)	3.91%	4.12%
Portfolio turnover rate	29%	23%	27%	23%	22%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Florida Portfolio
Class C
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.16	$ 10.32	$ 10.29	$ 10.25	$ 10.18

Income From Investment Operations
Net investment income(b)(c)	.37	.38	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.84)	(.16)	.03	.04	.07
Contributions from Adviser (see Note B)	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.47)	.22	.42	.44	.49

Less: Dividends
Dividends from net investment income	(.38)	(.38)	(.39)	(.40)	(.42)

Net asset value, end of period	$ 9.31	$ 10.16	$ 10.32	$ 10.29	$ 10.25

Total Return
Total investment return based on net asset value(d)	(4.82)%	2.18%	4.17%	4.38%	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,989	$33,540	$39,042	$39,950	$39,170
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.48%	1.48%	1.48	%(e)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.67%	1.67%	1.68	%(e)	1.78%	1.83%
Expenses, before waivers/reimbursements excluding interest expense	1.67%	1.67%	1.64	%(e)	1.68%	1.82%
Net investment income, net of waivers/reimbursements	3.73%	3.73%	3.80	%(e)	3.90%	4.13%
Portfolio turnover rate	29%	23%	27%	23%	22%

See footnote summary on page 166.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.81	$ 10.94	$ 10.96		$ 10.92	$ 10.79

Income From Investment Operations
Net investment income(b)(c)	.42	.44	.45		.47	.51
Net realized and unrealized gain (loss) on investment transactions	(.43)	(.13)	(.02)		.05	.13
Contributions from Adviser (see Note B)	.00 (f)	.00	.00		.00	.00

Net increase (decrease) in net asset value from operations	(.01)	.31	.43		.52	.64

Less: Dividends
Dividends from net investment income	(.44)	(.44)	(.45)		(.48)	(.51)

Net asset value, end of period	$ 10.36	$ 10.81	$ 10.94		$ 10.96	$ 10.92

Total Return
Total investment return based on net asset value(d)	(.22)%	2.92%	4.06%		4.80%	6.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,951	$74,341	$63,120		$53,035	$39,749
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.82%	.82%	.82	%(e)	.82%	.82%
Expenses, before waivers/reimbursements	1.01%	1.06%	1.09	%(e)	1.17%	1.25%
Expenses, before waivers/ reimbursements excluding interest expense	1.01%	1.06%	1.03	%(e)	1.03%	1.20%
Net investment income, net of waivers/reimbursements	3.90%	4.08%	4.18	%(e)	4.29%	4.73%
Portfolio turnover rate	32%	11%	25%		25%	26%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class B
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.79	$ 10.92	$ 10.94		$ 10.91	$ 10.77

Income From Investment Operations
Net investment income(b)(c)	.34	.37	.38		.40	.44
Net realized and unrealized gain (loss) on investment transactions	(.43)	(.13)	(.02)		.03	.14
Contributions from Adviser (see Note B)	.00 (f)	.00	.00		.00	.00

Net increase (decrease) in net asset value from operations	(.09)	.24	.36		.43	.58

Less: Dividends
Dividends from net investment income	(.36)	(.37)	(.38)		(.40)	(.44)

Net asset value, end of period	$ 10.34	$ 10.79	$ 10.92		$ 10.94	$ 10.91

Total Return
Total investment return based on net asset value(d)	(.91)%	2.21%	3.35%		4.00%	5.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,477	$25,209	$41,221		$50,203	$63,430
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.52%	1.52%	1.52	%(e)	1.52%	1.52%
Expenses, before waivers/reimbursements	1.73%	1.77%	1.81	%(e)	1.88%	1.96%
Expenses, before waivers/reimbursements excluding interest expense	1.73%	1.77%	1.75	%(e)	1.74%	1.91%
Net investment income, net of waivers/reimbursements	3.23%	3.38%	3.49	%(e)	3.61%	4.04%
Portfolio turnover rate	32%	11%	25%		25%	26%

See footnote summary on page 166.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class C
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.79	$ 10.92	$ 10.94		$ 10.91	$ 10.77

Income From Investment Operations
Net investment income(b)(c)	.34	.37	.38		.40	.44
Net realized and unrealized gain (loss) on investment transactions	(.43)	(.13)	(.02)		.03	.14
Contributions from Adviser (see Note B)	.00 (f)	.00	.00		.00	.00

Net increase (decrease) in net asset value from operations	(.09)	.24	.36		.43	.58

Less: Dividends
Dividends from net investment income	(.36)	(.37)	(.38)		(.40)	(.44)

Net asset value, end of period	$ 10.34	$ 10.79	$ 10.92		$ 10.94	$ 10.91

Total Return
Total investment return based on net asset value(d)	(.91)%	2.22%	3.35%		3.99%	5.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,834	$34,479	$38,001		$34,789	$35,598
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.52%	1.52%	1.52	%(e)	1.52%	1.52%
Expenses, before waivers/reimbursements	1.72%	1.76%	1.80	%(e)	1.88%	1.95%
Expenses, before waivers/reimbursements excluding interest expense	1.72%	1.76%	1.74	%(e)	1.74%	1.90%
Net investment income, net of waivers/reimbursements	3.22%	3.39%	3.49	%(e)	3.61%	4.04%
Portfolio turnover rate	32%	11%	25%		25%	26%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.74	$ 10.91	$ 10.88	$ 10.79	$ 10.69

Income From Investment Operations
Net investment income(b)(c)	.40	.42	.43	.46	.48
Net realized and unrealized gain (loss) on investment transactions	(.60)	(.12)	.03	.09	.11

Net increase (decrease) in net asset value from operations	(.20)	.30	.46	.55	.59

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.42)	(.42)	(.46)	(.49)
Distributions from net realized gain on investments	(.02)	(.05)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.47)	(.43)	(.46)	(.49)

Net asset value, end of period	$ 10.11	$ 10.74	$ 10.91	$ 10.88	$ 10.79

Total Return
Total investment return based on net asset value(d)	(1.97)%	2.75%	4.38%	5.16%	5.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,798	$63,989	$64,920	$54,635	$45,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.01%	1.01%	.98	%(e)	.99%	1.01%
Expenses, before waivers/reimbursements	1.06%	1.10%	1.04	%(e)	1.05%	1.20%
Net investment income, net of waivers/reimbursements	3.77%	3.87%	3.92	%(e)	4.19%	4.51%
Portfolio turnover rate	13%	2%	17%	18%	18%

See footnote summary on page 166.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.72	$ 10.89	$ 10.86	$ 10.77	$ 10.67

Income From Investment Operations
Net investment income(b)(c)	.32	.34	.35	.38	.41
Net realized and unrealized gain (loss) on investment transactions	(.59)	(.12)	.04	.10	.10

Net increase (decrease) in net asset value from operations	(.27)	.22	.39	.48	.51

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.34)	(.35)	(.39)	(.41)
Distributions from net realized gain on investments	(.02)	(.05)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.39)	(.36)	(.39)	(.41)

Net asset value, end of period	$ 10.09	$ 10.72	$ 10.89	$ 10.86	$ 10.77

Total Return
Total investment return based on net asset value(d)	(2.65)%	2.04%	3.66%	4.47%	4.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,378	$20,524	$30,813	$41,516	$47,605
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.71%	1.69	%(e)	1.70%	1.71%
Expenses, before waivers/reimbursements	1.78%	1.81%	1.75	%(e)	1.76%	1.91%
Net investment income, net of waivers/reimbursements	3.08%	3.17%	3.23	%(e)	3.50%	3.81%
Portfolio turnover rate	13%	2%	17%	18%	18%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.73	$ 10.89	$ 10.87	$ 10.77	$ 10.67

Income From Investment Operations
Net investment income(b)(c)	.33	.34	.35	.38	.41
Net realized and unrealized gain (loss) on investment transactions	(.61)	(.11)	.03	.10	.10

Net increase (decrease) in net asset value from operations	(.28)	.23	.38	.48	.51

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.34)	(.35)	(.38)	(.41)
Distributions from net realized gain on investments	(.02)	(.05)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.39)	(.36)	(.38)	(.41)

Net asset value, end of period	$ 10.09	$ 10.73	$ 10.89	$ 10.87	$ 10.77

Total Return
Total investment return based on net asset value(d)	(2.74)%	2.13%	3.56%	4.54%	4.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,290	$37,755	$41,274	$43,225	$43,382
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.71%	1.68	%(e)	1.70%	1.71%
Expenses, before waivers/reimbursements	1.76%	1.81%	1.74	%(e)	1.75%	1.90%
Net investment income, net of waivers/reimbursements	3.08%	3.17%	3.23	%(e)	3.50%	3.82%
Portfolio turnover rate	13%	2%	17%	18%	18%

See footnote summary on page 166.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.05	$ 10.20	$ 10.19		$ 10.14	$ 10.15

Income From Investment Operations
Net investment income(b)(c)	.39	.41	.42		.42	.44
Net realized and unrealized gain (loss) on investment transactions	(.53)	(.15)	.01		.05	(.01)

Net increase (decrease) in net asset value from operations	(.14)	.26	.43		.47	.43

Less: Dividends
Dividends from net investment income	(.40)	(.41)	(.42)		(.42)	(.44)

Net asset value, end of period	$ 9.51	$ 10.05	$ 10.20		$ 10.19	$ 10.14

Total Return
Total investment return based on net asset value(d)	(1.53)%	2.58%	4.29%		4.72%	4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,064	$73,400	$71,172		$69,174	$64,847
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.90%	.90%	.90	%(e)	.90%	.90%
Expenses, before waivers/reimbursements	1.10%	1.16%	1.17	%(e)	1.26%	1.32%
Expenses, before waivers/reimbursements excluding interest expense	1.10%	1.16%	1.10	%(e)	1.13%	1.28%
Net investment income, net of waivers/reimbursements	3.93%	4.03%	4.10	%(e)	4.12%	4.36%
Portfolio turnover rate	7%	1%	13%		14%	19%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class B
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.05	$ 10.20	$ 10.19		$ 10.14	$ 10.15

Income From Investment Operations
Net investment income(b)(c)	.32	.34	.34		.35	.37
Net realized and unrealized gain (loss) on investment transactions	(.53)	(.15)	.01		.05	(.01)

Net increase (decrease) in net asset value from operations	(.21)	.19	.35		.40	.36

Less: Dividends
Dividends from net investment income	(.33)	(.34)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.51	$ 10.05	$ 10.20		$ 10.19	$ 10.14

Total Return
Total investment return based on net asset value(d)	(2.21)%	1.86%	3.56%		3.99%	3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,805	$6,571	$10,577		$14,424	$16,976
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.60%	1.60%	1.60	%(e)	1.60%	1.60%
Expenses, before waivers/reimbursements	1.81%	1.87%	1.88	%(e)	1.97%	2.04%
Expenses, before waivers/reimbursements excluding interest expense	1.81%	1.87%	1.81	%(e)	1.84%	2.00%
Net investment income, net of waivers/reimbursements	3.21%	3.33%	3.41	%(e)	3.43%	3.65%
Portfolio turnover rate	7%	1%	13%		14%	19%

See footnote summary on page 166.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class C
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.06	$ 10.21	$ 10.20		$ 10.15	$ 10.16

Income From Investment Operations
Net investment income(b)(c)	.32	.34	.34		.35	.37
Net realized and unrealized gain (loss) on investment transactions	(.53)	(.15)	.01		.05	(.01)

Net increase (decrease) in net asset value from operations	(.21)	.19	.35		.40	.36

Less: Dividends
Dividends from net investment income	(.33)	(.34)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.52	$ 10.06	$ 10.21		$ 10.20	$ 10.15

Total Return
Total investment return based on net asset value(d)	(2.21)%	1.86%	3.55%		3.98%	3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,192	$13,818	$15,635		$17,153	$16,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.60%	1.60%	1.60	%(e)	1.60%	1.60%
Expenses, before waivers/reimbursements	1.80%	1.86%	1.87	%(e)	1.96%	2.03%
Expenses, before waivers/reimbursements excluding interest expense	1.80%	1.86%	1.80	%(e)	1.83%	1.99%
Net investment income, net of waivers/reimbursements	3.22%	3.33%	3.40	%(e)	3.42%	3.65%
Portfolio turnover rate	7%	1%	13%		14%	19%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.76	$ 9.93	$ 9.90		$ 9.84	$ 9.80

Income From Investment Operations
Net investment income(b)(c)	.40	.42	.42		.42	.45
Net realized and unrealized gain (loss) on investment transactions	(.63)	(.17)	.03		.07	.04

Net increase (decrease) in net asset value from operations	(.23)	.25	.45		.49	.49

Less: Dividends
Dividends from net investment income	(.40)	(.42)	(.42)		(.43)	(.45)

Net asset value, end of period	$ 9.13	$ 9.76	$ 9.93		$ 9.90	$ 9.84

Total Return
Total investment return based on net asset value(d)	(2.46)%	2.52%	4.65%		5.03%	5.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$116,562	$101,138	$83,088		$77,570	$76,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.87%	.87%	.87	%(e)	.87%	.87%
Expenses, before waivers/reimbursements	.99%	1.10%	1.15	%(e)	1.16%	1.23%
Expenses, before waivers/reimbursements excluding interest expense	.99%	1.03%	1.01	%(e)	1.02%	1.17%
Net investment income, net of waivers/reimbursements	4.15%	4.23%	4.25	%(e)	4.26%	4.60%
Portfolio turnover rate	32%	6%	6%		38%	15%

See footnote summary on page 166.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,

	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.76	$ 9.93	$ 9.90		$ 9.84	$ 9.80

Income From Investment Operations
Net investment income(b)(c)	.33	.35	.35		.35	.38
Net realized and unrealized gain (loss) on investment transactions	(.62)	(.17)	.03		.07	.04

Net increase (decrease) in net asset value from operations	(.29)	.18	.38		.42	.42

Less: Dividends
Dividends from net investment income	(.34)	(.35)	(.35)		(.36)	(.38)

Net asset value, end of period	$ 9.13	$ 9.76	$ 9.93		$ 9.90	$ 9.84

Total Return
Total investment return based on net asset value(d)	(3.14)%	1.80%	3.91%		4.30%	4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,898	$27,275	$42,766		$58,706	$83,835
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.57%	1.57%	1.57	%(e)	1.57%	1.57%
Expenses, before waivers/reimbursements	1.72%	1.81%	1.86	%(e)	1.87%	1.94%
Expenses, before waivers/reimbursements excluding interest expense	1.72%	1.74%	1.72	%(e)	1.73%	1.88%
Net investment income, net of waivers/reimbursements	3.44%	3.52%	3.55	%(e)	3.56%	3.89%
Portfolio turnover rate	32%	6%	6%		38%	15%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.76	$ 9.93	$ 9.90		$ 9.84	$ 9.81

Income From Investment Operations
Net investment income(b)(c)	.33	.35	.35		.35	.38
Net realized and unrealized gain (loss) on investment transactions	(.62)	(.17)	.03		.07	.03

Net increase (decrease) in net asset value from operations	(.29)	.18	.38		.42	.41

Less: Dividends
Dividends from net investment income	(.34)	(.35)	(.35)		(.36)	(.38)

Net asset value, end of period	$ 9.13	$ 9.76	$ 9.93		$ 9.90	$ 9.84

Total Return
Total investment return based on net asset value(d)	(3.14)%	1.80%	3.92%		4.31%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,332	$33,031	$34,042		$35,279	$37,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.57%	1.57%	1.57	%(e)	1.57%	1.57%
Expenses, before waivers/reimbursements	1.70%	1.80%	1.85	%(e)	1.86%	1.93%
Expenses, before waivers/reimbursements excluding interest expense	1.70%	1.74%	1.71	%(e)	1.72%	1.87%
Net investment income, net of waivers/reimbursements	3.44%	3.52%	3.55	%(e)	3.56%	3.89%
Portfolio turnover rate	32%	6%	6%		38%	15%

See footnote summary on page 166.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.06	$ 10.16	$ 10.14		$ 10.10	$ 10.05

Income From Investment Operations
Net investment income(b)(c)	.40	.40	.41		.43	.44
Net realized and unrealized gain (loss) on investment transactions	(.62)	(.10)	.02		.03	.05

Net increase (decrease) in net asset value from operations	(.22)	.30	.43		.46	.49

Less: Dividends
Dividends from net investment income	(.40)	(.40)	(.41)		(.42)	(.44)

Net asset value, end of period	$ 9.44	$ 10.06	$ 10.16		$ 10.14	$ 10.10

Total Return
Total investment return based on net asset value(d)	(2.33)%	3.05%	4.40%		4.67%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,481	$93,801	$87,902		$85,749	$78,184
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.85	%(e)	.85%	.85%
Expenses, before waivers/reimbursements	1.00%	1.01%	.98	%(e)	.99%	1.14%
Net investment income, net of waivers/reimbursements	3.97%	4.00%	4.12	%(e)	4.19%	4.38%
Portfolio turnover rate	7%	4%	11%		23%	33%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class B
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.05	$ 10.15	$ 10.13		$ 10.09	$ 10.04

Income From Investment Operations
Net investment income(b)(c)	.32	.33	.34		.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.61)	(.10)	.02		.03	.05

Net increase (decrease) in net asset value from operations	(.29)	.23	.36		.39	.42

Less: Dividends
Dividends from net investment income	(.33)	(.33)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.43	$ 10.05	$ 10.15		$ 10.13	$ 10.09

Total Return
Total investment return based on net asset value(d)	(3.02)%	2.34%	3.67%		3.95%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,192	$29,436	$41,802		$55,111	$70,121
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55	%(e)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.72%	1.72%	1.69	%(e)	1.69%	1.85%
Net investment income, net of waivers/reimbursements	3.26%	3.30%	3.42	%(e)	3.50%	3.69%
Portfolio turnover rate	7%	4%	11%		23%	33%

See footnote summary on page 166.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class C
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.06	$ 10.16	$ 10.13		$ 10.09	$ 10.05

Income From Investment Operations
Net investment income(b)(c)	.33	.33	.34		.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.63)	(.10)	.03		.03	.04

Net increase (decrease) in net asset value from operations	(.30)	.23	.37		.39	.41

Less: Dividends
Dividends from net investment income	(.33)	(.33)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.43	$ 10.06	$ 10.16		$ 10.13	$ 10.09

Total Return
Total investment return based on net asset value(d)	(3.11)%	2.33%	3.78%		3.94%	4.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,446	$40,087	$44,023		$47,610	$48,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55	%(e)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.71%	1.71%	1.68	%(e)	1.69%	1.85%
Net investment income, net of waivers/reimbursements	3.27%	3.31%	3.42	%(e)	3.49%	3.69%
Portfolio turnover rate	7%	4%	11%		23%	33%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.44	$ 10.58	$ 10.53		$ 10.48	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.41	.41	.42		.44	.48
Net realized and unrealized gain (loss) on investment transactions	(.69)	(.14)	.05		.05	.04

Net increase (decrease) in net asset value from operations	(.28)	.27	.47		.49	.52

Less: Dividends
Dividends from net investment income	(.41)	(.41)	(.42)		(.44)	(.48)

Net asset value, end of period	$ 9.75	$ 10.44	$ 10.58		$ 10.53	$ 10.48

Total Return
Total investment return based on net asset value(d)	(2.80)%	2.60%	4.57%		4.75%	5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,096	$92,626	$81,151		$78,472	$74,132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.95%	.95%	.95	%(e)	.95%	.95%
Expenses, before waivers/reimbursements	1.03%	1.03%	1.11	%(e)	1.20%	1.24%
Expenses, before waivers/reimbursements excluding interest expense	1.03%	1.03%	1.01	%(e)	1.04%	1.18%
Net investment income, net of waivers/reimbursements	3.99%	3.92%	4.00	%(e)	4.19%	4.55%
Portfolio turnover rate	9%	8%	23%		36%	19%

See footnote summary on page 166.

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class B
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.44	$ 10.58	$ 10.53		$ 10.48	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.34	.34	.35		.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.69)	(.14)	.05		.05	.04

Net increase (decrease) in net asset value from operations	(.35)	.20	.40		.42	.44

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.35)		(.37)	(.40)

Net asset value, end of period	$ 9.75	$ 10.44	$ 10.58		$ 10.53	$ 10.48

Total Return
Total investment return based on net asset value(d)	(3.48)%	1.89%	3.84%		4.01%	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,245	$21,329	$33,448		$41,760	$55,552
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.65%	1.65%	1.65	%(e)	1.65%	1.65%
Expenses, before waivers/reimbursements	1.75%	1.74%	1.82	%(e)	1.90%	1.95%
Expenses, before waivers/reimbursements excluding interest expense	1.75%	1.74%	1.72	%(e)	1.74%	1.89%
Net investment income, net of waivers/reimbursements	3.27%	3.21%	3.31	%(e)	3.49%	3.85%
Portfolio turnover rate	9%	8%	23%		36%	19%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class C
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.44	$ 10.58	$ 10.53		$ 10.48	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.34	.34	.35		.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.69)	(.14)	.05		.05	.04

Net increase (decrease) in net asset value from operations	(.35)	.20	.40		.42	.44

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.35)		(.37)	(.40)

Net asset value, end of period	$ 9.75	$ 10.44	$ 10.58		$ 10.53	$ 10.48

Total Return
Total investment return based on net asset value(d)	(3.48)%	1.89%	3.84%		4.02%	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,194	$31,295	$34,332		$34,705	$36,168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.65%	1.65%	1.65	%(e)	1.65%	1.65%
Expenses, before waivers/reimbursements	1.74%	1.74%	1.82	%(e)	1.90%	1.94%
Expenses, before waivers/reimbursements excluding interest expense	1.74%	1.74%	1.72	%(e)	1.74%	1.88%
Net investment income, net of waivers/reimbursements	3.29%	3.22%	3.30	%(e)	3.49%	3.85%
Portfolio turnover rate	9%	8%	23%		36%	19%

See footnote summary on page 166.

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class A
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.68	$ 10.84	$ 10.82		$ 10.77	$ 10.75

Income From Investment Operations
Net investment income(b)(c)	.43	.45	.47		.49	.52
Net realized and unrealized gain (loss) on investment transactions	(.66)	(.16)	.02		.05	.01

Net increase (decrease) in net asset value from operations	(.23)	.29	.49		.54	.53

Less: Dividends
Dividends from net investment income	(.44)	(.45)	(.47)		(.49)	(.51)

Net asset value, end of period	$ 10.01	$ 10.68	$ 10.84		$ 10.82	$ 10.77

Total Return
Total investment return based on net asset value(d)	(2.33)%	2.72%	4.61%		5.11%	5.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,216	$119,858	$109,343		$88,605	$64,089
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.72%	.72%	.72	%(e)	.72%	.72%
Expenses, before waivers/reimbursements	.96%	.99%	1.01	%(e)	1.09%	1.18%
Expenses, before waivers/reimbursements excluding interest expense	.96%	.99%	1.00	%(e)	1.00%	1.18%
Net investment income, net of waivers/reimbursements	4.07%	4.19%	4.33	%(e)	4.48%	4.82%
Portfolio turnover rate	26%	15%	31%		23%	10%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class B
	Year Ended September 30,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.66	$ 10.82	$ 10.80		$ 10.75	$ 10.73

Income From Investment Operations
Net investment income(b)(c)	.35	.38	.39		.41	.44
Net realized and unrealized gain (loss) on investment transactions	(.66)	(.17)	.02		.05	.01

Net increase (decrease) in net asset value from operations	(.31)	.21	.41		.46	.45

Less: Dividends
Dividends from net investment income	(.36)	(.37)	(.39)		(.41)	(.43)

Net asset value, end of period	$ 9.99	$ 10.66	$ 10.82		$ 10.80	$ 10.75

Total Return
Total investment return based on net asset value(d)	(3.02)%	2.01%	3.89%		4.36%	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,582	$23,486	$37,006		$46,489	$65,978
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.42%	1.42%	1.42	%(e)	1.42%	1.42%
Expenses, before waivers/reimbursements	1.67%	1.69%	1.72	%(e)	1.80%	1.89%
Expenses, before waivers/reimbursements excluding interest expense	1.67%	1.69%	1.71	%(e)	1.71%	1.89%
Net investment income, net of waivers/reimbursements	3.37%	3.49%	3.64	%(e)	3.81%	4.13%
Portfolio turnover rate	26%	15%	31%		23%	10%

See footnote summary on page 166.

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Virginia Portfolio
Class C
Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.66	$ 10.81	$ 10.79	$ 10.74	$ 10.73

Income From Investment Operations
Net investment income(b)(c)	.36	.38	.39	.41	.44
Net realized and unrealized gain (loss) on investment transactions	(.68)	(.16)	.02	.06	– 0	–

Net increase (decrease) in net asset value from operations	(.32)	.22	.41	.47	.44

Less: Dividends
Dividends from net investment income	(.36)	(.37)	(.39)	(.42)	(.43)

Net asset value, end of period	$ 9.98	$ 10.66	$ 10.81	$ 10.79	$ 10.74

Total Return
Total investment return based on net asset value(d)	(3.11)%	2.11%	3.90%	4.41%	4.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,517	$35,516	$34,544	$29,412	$28,654
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.42%	1.42%	1.42	%(e)	1.42%	1.42%
Expenses, before waivers/reimbursements	1.66%	1.69%	1.71	%(e)	1.79%	1.88%
Expenses, before waivers/reimbursements excluding interest expense	1.66%	1.69%	1.70	%(e)	1.70%	1.88%
Net investment income, net of waivers/reimbursements	3.38%	3.50%	3.64	%(e)	3.80%	4.13%
Portfolio turnover rate	26%	15%	31%	23%	10%

See footnote summary on page 166.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

Financial Highlights

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets was as follows:

	Class A	Class B	Class C
Arizona	0.01%	.00%	.00%
Florida	(.02)%	(.02)%	(.02)%
Massachusetts	(.01)%	.00%	(.01)%
Michigan	0.01%	.01%	.02%
Minnesota	0.00%	.00%	.00%
New Jersey	0.01%	.01%	.01%
Ohio	(.04)%	(.03)%	(.04)%
Pennsylvania	0.00%	.01%	.00%
Virginia	(.02)%	(.01)%	(.02)%

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than .005.

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

AllianceBernstein Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund II (the “Fund”) (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AllianceBernstein Municipal Income Fund II at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Portfolios designated the following for the fiscal year ended September 30, 2008:

Portfolio	Exempt-lnterest Dividends
Arizona	$8,156,800
Florida	7,641,385
Massachusetts	5,361,875
Michigan	4,125,020
Minnesota	3,689,423
New Jersey	6,383,489
Ohio	6,007,728
Pennsylvania	5,353,271
Virginia	7,210,855

Shareholders should not use the above information to prepare their tax returns. The Information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

168	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian and Accounting Agent

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 227-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer,*** 1345 Avenue of the Americas, New York, NY 10105 51 (2003)	Executive Vice President of the Adviser since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor.	95	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., # + Chairman of the Board 76 (1998)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	97	None

170	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 66 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	95	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	95	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	95	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	95	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	94	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	95	Xilinx, Inc. (programmable logic semi- conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

172	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook, member of Advisory Board of Sustainable Forestry Management Limited.	95	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philp L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested trustee”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 47	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Douglas J. Peebles 43	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 42	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

Michael G. Brooks 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Fred S. Cohen 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Terrance T. Hults 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

174	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2003.

Thomas R. Manley 57	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios: 2

Arizona Portfolio

Florida Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (“the NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios, which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

176	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Trust
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Municipal Income Fund II

The Portfolios’ net assets on September 30, 2007 are set forth below:

Portfolio	Net Assets ($MM)
Arizona Portfolio	$204.3
Florida Portfolio	$192.3
Massachusetts Portfolio	$134.3
Michigan Portfolio	$122.3
Minnesota Portfolio	$93.7
New Jersey Portfolio	$161.7
Ohio Portfolio	$163.4
Pennsylvania Portfolio	$145.3
Virginia Portfolio	$178.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services. Indicated below are the reimbursement amounts, which the Adviser received from the

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The management fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	177

Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$80,500	0.039%
Florida Portfolio	$80,500	0.017%
Massachusetts Portfolio	$80,500	0.058%
Michigan Portfolio[5]	$80,500	0.057%
Minnesota Portfolio[5]	$80,500	0.082%
New Jersey Portfolio	$80,500	0.049%
Ohio Portfolio	$80,500	0.045%
Pennsylvania Portfolio	$80,500	0.053%
Virginia Portfolio[5]	$80,500	0.047%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Arizona Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.94 1.65 1.64	% % %	September 30

Florida Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.95 1.66 1.65	% % %	September 30

Massachusetts Portfolio	Class A Class B Class C	0.82 1.52 1.52	% % %	1.04 1.75 1.74	% % %	September 30

Michigan Portfolio	Class A Class B Class C	1.01 1.71 1.71	% % %	1.08 1.79 1.78	% % %	September 30

Minnesota Portfolio	Class A Class B Class C	0.90 1.60 1.60	% % %	1.15 1.87 1.86	% % %	September 30

5	The Adviser waived the amount in its entirety.

178	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
New Jersey Portfolio	Class A Class B Class C	0.87 1.57 1.57	% % %	1.09 1.80 1.79	% % %	September 30

Ohio Portfolio	Class A Class B Class C	0.85 1.55 1.55	% % %	1.00 1.71 1.70	% % %	September 30

Pennsylvania Portfolio	Class A Class B Class C	0.95 1.65 1.65	% % %	1.02 1.73 1.72	% % %	September 30

Virginia Portfolio	Class A Class B Class C	0.72 1.42 1.42	% % %	0.97 1.68 1.67	% % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional client account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	179

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the contractual management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolios.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds. Certain of the Portfolios had original EGs that had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded those Portfolios’ EGs to include peers that had a similar but not the same Lipper investment classification/objective.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

180	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Portfolio	Contractual Management Fee[8]	Lipper Expense Group Median	Rank
Arizona Portfolio[9,10]	0.450	0.543	3/13
Florida Portfolio[9,10]	0.450	0.550	2/15
Massachusetts Portfolio[10]	0.450	0.500	2/11
Michigan Portfolio[9,10]	0.450	0.550	1/13
Minnesota Portfolio[9]	0.450	0.550	1/13
New Jersey Portfolio[10]	0.450	0.510	1/8
Ohio Portfolio[9,10]	0.450	0.550	1/14
Pennsylvania Portfolio[10]	0.450	0.546	1/9
Virginia Portfolio[9,10]	0.450	0.547	3/12

Because Lipper had expanded certain of the Portfolios’ EGs, under Lipper’s standard guidelines, those Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of the peers that had a similar but not the same Lipper investment objective/classification as the subject Portfolio.11 A “normal” EU will include funds that have the same investment objective/classification as the subject Portfolio. 12 Set forth below is the comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratios rankings are also shown:

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[14]	0.778	0.791	7/14	0.770	10/18
Florida Portfolio[14]	0.778	0.881	3/16	0.876	5/20
Massachusetts Portfolio	0.817	0.860	5/12	0.870	7/17
Michigan Portfolio[14]	0.980	0.914	11/14	0.890	17/21
Minnesota Portfolio[14]	0.899	0.890	8/13	0.860	15/22
New Jersey Portfolio	0.867	0.857	6/9	0.851	9/14
Ohio Portfolio[14]	0.847	0.890	4/15	0.850	9/21
Pennsylvania Portfolio	0.948	0.861	9/10	0.861	14/18
Virginia Portfolio[14]	0.719	0.845	2/13	0.851	3/17

8	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

9	The Portfolio’s EG was expanded by Lipper at the request of the Senior Officer and the adviser.

10	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

11	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

14	The Portfolios’ EU was expanded by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	181

Based on this analysis, except for Virginia Portfolio which has a more favorable ranking on a total expense ratio basis than on a management fee basis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser’s profitability information for the Portfolios prepared by the Adviser for the Trustees of the Trust was reviewed by the Senior Officer and the consultant. Except for Michigan Portfolio and Virginia Portfolio, the Adviser’s profitability from providing investment advisory services to the Portfolios increased during the calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

182	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$47,909
Florida Portfolio	$20,683
Massachusetts Portfolio	$12,980
Michigan Portfolio	$13,670
Minnesota Portfolio	$8,111
New Jersey Portfolio	$10,044
Ohio Portfolio	$12,123
Pennsylvania Portfolio	$10,735
Virginia Portfolio	$24,168

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$1,204,307	$31,161
Florida Portfolio	$1,253,323	$36,741
Massachusetts Portfolio	$994,952	$29,159
Michigan Portfolio	$982,555	$54,057
Minnesota Portfolio	$495,020	$10,388
New Jersey Portfolio	$1,094,043	$19,155
Ohio Portfolio	$1,196,616	$29,410
Pennsylvania Portfolio	$955,604	$9,665
Virginia Portfolio	$1,026,494	$22,764

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:16

Portfolio	ABIS Fee	Expense Offset
Arizona Portfolio	$37,864	$1,787
Florida Portfolio	$33,893	$1,448
Massachusetts Portfolio	$35,074	$1,825
Michigan Portfolio	$47,048	$2,237

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	183

Portfolio	ABIS Fee	Expense Offset
Minnesota Portfolio	$28,398	$1,367
New Jersey Portfolio	$54,295	$2,554
Ohio Portfolio	$48,076	$2,328
Pennsylvania Portfolio	$49,558	$2,276
Virginia Portfolio	$36,574	$1,594

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

184	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios19 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2007.21

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	4.37	3.81	3.83	1/5	2/10
3 year	4.80	3.87	3.89	1/5	2/10
5 year	4.70	3.87	4.02	1/5	3/10
10 year	5.24	4.39	4.56	1/5	1/9

Florida Portfolio
1 year	4.11	3.85	3.85	2/5	2/9
3 year	4.83	4.00	4.40	2/5	2/9
5 year	4.89	3.94	4.33	2/5	2/9
10 year	5.16	4.35	4.78	1/5	1/9

Massachusetts Portfolio
1 year	4.06	3.72	3.72	2/12	3/18
3 year	4.43	4.02	4.00	2/12	2/17
5 year	4.28	4.17	4.10	4/12	5/17
10 year	4.82	4.63	4.60	4/12	5/16

Michigan Portfolio
1 year	3.98	3.70	3.79	1/4	3/12
3 year	4.68	3.83	3.78	1/4	1/11
5 year	4.49	3.78	3.89	1/4	1/11
10 year	5.31	4.42	4.42	1/4	1/11

Minnesota Portfolio
1 year	3.90	3.76	3.58	3/7	5/16
3 year	4.42	4.08	3.92	3/7	5/16
5 year	4.28	4.20	4.10	3/7	5/16
10 year	4.90	4.65	4.65	2/7	2/15

19	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	185

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New Jersey Portfolio
1 year	4.19	3.67	3.80	4/9	6/14
3 year	4.75	4.13	4.22	2/9	4/14
5 year	3.98	3.82	3.96	4/9	7/14
10 year	4.42	4.35	4.45	4/9	8/14

Ohio Portfolio
1 year	4.60	3.50	3.66	1/7	2/15
3 year	4.60	3.68	3.61	2/7	2/14
5 year	4.46	3.73	3.77	2/7	2/14
10 year	4.82	4.33	4.33	2/7	3/13

Pennsylvania Portfolio
1 year	4.06	3.76	3.82	3/10	6/18
3 year	4.38	4.19	4.20	3/10	8/18
5 year	4.44	4.16	4.28	2/10	4/18
10 year	4.99	4.60	4.60	1/10	3/18

Virginia Portfolio
1 year	3.87	3.69	3.63	2/6	4/11
3 year	4.66	4.13	3.69	2/6	2/10
5 year	4.77	4.35	3.88	1/6	1/10
10 year	5.26	4.61	4.51	1/6	1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)22 versus its benchmarks.23 Portfolio and benchmark

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

23	The benchmark’s since inception performance return for each Portfolio is from the nearest month-end after inception date. In contrast to the benchmark, each Portfolio’s since inception performance return is from the Portfolio’s actual inception date.

186	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.25

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	4.37	4.80	4.70	5.24	6.06	3.29	0.44	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	6.02	3.65	0.39	10
Inception Date: June 1, 1994

Florida Portfolio	4.11	4.83	4.89	5.16	5.48	3.29	0.41	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.60	3.65	0.39	10
Inception Date: June 25, 1993

Massachusetts Portfolio	4.06	4.43	4.28	4.82	6.18	3.83	0.28	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.99	3.65	0.39	10
Inception Date: March 29, 1994

Michigan Portfolio	3.98	4.68	4.49	5.31	6.09	3.73	0.41	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.63	3.65	0.39	10
Inception Date: February 25, 1994

Minnesota Portfolio	3.90	4.42	4.28	4.90	5.19	3.59	0.31	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.60	3.65	0.39	10
Inception Date: June 25, 1993

New Jersey Portfolio	4.19	4.75	3.98	4.42	4.98	4.08	0.17	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.60	3.65	0.39	10
Inception Date: June 25, 1993

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

25	The Lehman Brother’s Municipal Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	187

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Ohio Portfolio	4.60	4.60	4.46	4.82	5.23	3.47	0.30	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.60	3.65	0.39	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	4.06	4.38	4.44	4.99	5.52	3.61	0.33	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.60	3.65	0.39	10
Inception Date: June 25, 1993

Virginia Portfolio	3.87	4.66	4.77	5.26	6.21	3.37	0.43	10
Lehman Brothers Municipal Bond Index	4.27	4.38	4.50	5.23	5.97	3.65	0.39	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

188	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small/Mid Cap Growth Portfolio*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National Portfolio II Arizona California California Portfolio II Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Portfolio was named Small Cap Growth Portfolio, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National Portfolio II was known as Insured National Portfolio, and California Portfolio II was named California Portfolio.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	189

AllianceBernstein Family of Funds

NOTES

190	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	191

NOTES

192	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0908

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2007	$26,220	$3,386	$17,190
	2008	$26,767	$3,148	$14,758
Florida Portfolio	2007	$26,220	$3,386	$16,735
	2008	$26,767	$3,148	$14,758
Massachusetts Portfolio	2007	$26,220	$3,386	$13,553
	2008	$26,767	$3,148	$14,758
Michigan Portfolio	2007	$26,220	$3,386	$12,813
	2008	$26,767	$3,148	$14,758
Minnesota Portfolio	2007	$26,220	$3,386	$11,288
	2008	$26,767	$3,148	$14,758
New Jersey Portfolio	2007	$26,220	$3,386	$14,733
	2008	$26,767	$3,148	$14,758
Ohio Portfolio	2007	$26,220	$3,386	$15,122
	2008	$26,767	$3,148	$14,758
Pennsylvania Portfolio	2007	$26,220	$3,386	$14,098
	2008	$26,767	$3,148	$14,758
Virginia Portfolio	2007	$26,220	$3,386	$15,743
	2008	$26,767	$3,148	$14,758

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2007	$1,213,831	$140,096
			$(122,906)
			$(17,190)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Florida Portfolio	2007	$1,213,138	$139,403
			$(122,668)
			$(16,735)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Massachusetts Portfolio	2007	$1,209,956	$136,221
			$(122,668)
			$(13,553)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Michigan Portfolio	2007	$1,209,216	$135,481
			$(122,668)
			$(12,813)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Minnesota Portfolio	2007	$1,207,691	$133,956
			$(122,668)
			$(11,288)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
New Jersey Portfolio	2007	$1,211,374	$137,639
			$(122,906)
			$(14,733)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Ohio Portfolio	2007	$1,211,525	$137,790
			$(122,668)
			$(15,122)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Pennsylvania Portfolio	2007	$1,210,501	$136,766
			$(122,668)
			$(14,098)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
Virginia Portfolio	2007	$1,212,146	$138,411
			$(122,668)
			$(15,743)
	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 26, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2008